As filed with the Securities and Exchange Commission on January 24, 2025

File No. 333-90720

ICA No. 811-21120

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 51	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 52

CONESTOGA FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

CrossPoint at Valley Forge

550 E. Swedesford R., Suite 120 East

Wayne, PA 19087

(Address of Principal Executive Office)

(484) 654-1380

(Area Code and Telephone Number)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b)	[X] on January 31, 2025 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)	[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)	[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ]          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

Nasdaq Symbols:

Investors Class – CCSMX

Institutional Class – CCSGX

CONESTOGA MID CAP FUND

Nasdaq Symbols:

Investors Class – CCMMX

Institutional Class – CCMAX

CONESTOGA Discovery FUND

Nasdaq Symbols:
Investors Class – CMCMX
Institutional Class – CMIRX

CONESTOGA SMALL CAP FUND

Nasdaq Symbols:

Investors Class – CCASX

Institutional Class – CCALX

Prospectus Dated:

January 31, 2025

This Prospectus provides important information about the Conestoga SMid Cap Fund (the “SMid Cap Fund”), Conestoga Mid Cap Fund (the “Mid Cap Fund”), Conestoga Discovery Fund (the “Discovery Fund”) and Conestoga Small Cap Fund (the “Small Cap Fund”) (each a “Fund” and together, the “Funds”) that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Conestoga Funds ● CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087

1-800-494-2755

conestogacapital.com
conestogafunds.com

info@conestogacapital.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Fund Summaries	4
Conestoga SMid Cap Fund	4
Conestoga Mid Cap Fund	9
Conestoga Discovery Fund	15
Conestoga Small Cap Fund	21
Investments	26
Risk Factors	27
Fund Management	33
How the Funds Value Shares	36
Investing in the Funds	37
Dividends, Distributions and Taxes	49
Additional Information	53
Financial Highlights	54
Appendix A. Discovery Fund Additional Performance Information	63

CONESTOGA SMID CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.05%
Other Operating Expenses	0.19%	0.12%
Total Annual Fund Operating Expenses	1.54%	1.02%
Expense Limitation(2)	(0.44)%	(0.17)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.85%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2025. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing fees paid by Investors Class shares for the fiscal year ended September 30, 2024.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$443	$798	$1,797
Institutional Class	$87	$308	$547	$1,232

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2024), the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-to-mid (“smid”) market capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers smid market capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the current range of companies included in the Russell 2500® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. As of December 31, 2024, the capitalization range of the Russell 2500® Index was from $6.6 million to $27.5 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small and mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a four-to-six-year period. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk is also the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	SMid Cap Securities Risk: Small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Stocks of small and mid capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small or mid cap companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials, healthcare and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

○	Industrials Sector Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.
○	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one-year, five-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogafunds.com.

The returns below represent the returns for Investors Class shares of the Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 25.35% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -20.00% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2024 to those of the Russell 3000 Index and Russell 2500 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

Average Annual Total Returns as of 12/31/24	One Year	Five Year	Ten Year
Conestoga SMid Cap Fund – Investors Class (Inception 01/21/14):
Return Before Taxes	10.44%	7.72%	11.08%
Return After Taxes on Distributions	10.44%	7.72%	11.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.18%	6.08%	9.20%
Conestoga SMid Cap Fund – Institutional Class (Inception 12/15/14):*
Return Before Taxes	10.71%	7.99%	11.35%
Russell 3000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	23.81%	13.86%	12.55%
Russell 2500 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	13.90%	8.08%	9.45%

[1]	The Russell 3000 Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.

*	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Portfolio Manager at Conestoga.

Co-Portfolio Manager - Joseph F. Monahan, CFA, Managing Partner and Director of Research of Conestoga.

Messrs. Mitchell and Monahan have been managing the Fund since its inception in 2014. Mr. Johnston has been managing the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CONESTOGA MID CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.10%
Other Operating Expenses	12.37%	7.83%
Total Annual Fund Operating Expenses	13.67%	8.73%
Expense Limitation(2)	(12.62)%	(7.93)%
Total Annual Fund Operating Expenses After Expense Limitation	1.05%	0.80%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2025. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares in the Fund’s shareholder report, which reflect the 0.05% Shareholder Servicing fee limit approved by the Board for the Fund’s fiscal year ended September 30, 2024.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.05% (for the Investors Class) and 0.80% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$107	$2,708	$4,877	$8,855
Institutional Class	$82	$1,834	$3,458	$7,016

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2024), the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-market capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers mid-market capitalization companies to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations within the range of companies included in the Russell Midcap® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. This policy does not require the Fund to sell the security of a mid cap company if such company’s market capitalization moves outside the range of the market capitalization in the Russell Midcap® Index. For purposes of this policy, “net assets” includes any borrowings for investment purposes. As of December 31, 2024, the capitalization range of the Russell Midcap® Index was from $664.2 million to $171.7 billion. The Adviser follows an investment style which seeks to identify higher quality companies growing through multiple business cycles. The Adviser generally invests the Fund’s assets in mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a five-to-six-year period. The Adviser uses a bottom-up approach in selecting securities. Bottom-up investing focuses on the analysis of individual company fundamentals while placing less significance on macroeconomic factors. The Fund may invest in securities of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials, Consumer Discretionary, Technology and Healthcare sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk also involves the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	Mid Cap Securities Risk: Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. Stocks of mid capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid cap companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials, technology, healthcare, and consumer discretionary. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

○	Industrials Sector Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.
○	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.
○	Consumer Discretionary Sector Risk. To the extent the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
○	Healthcare Sector Risk. To the extent the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogafunds.com.

The returns below represent the returns for Investors Class shares of the Fund. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 10.69% for the three months ended December 31, 2023. During the same period, the Fund’s worst performing quarter was -20.09% for the three months ended June 30, 2022.

Average Annual Total Returns

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2024 to those of the Russell 3000 Index and Russell Midcap Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

Average Annual Total Returns as of 12/31/2024	One Year	Since Inception (06/29/2021)
Conestoga Mid Cap Fund – Investors Class
Return Before Taxes	3.84%	-1.57%
Return After Taxes on Distributions	3.84%	-1.57%
Return after Taxes on Distributions and Sale of Fund Shares	2.27%	-1.19%
Conestoga Mid Cap Fund – Institutional Class
Return Before Taxes	4.03%	-1.33%
Russell 3000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	23.81%	9.53%
Russell Midcap Growth Index (the performance information for the index reflects no deduction for fees, expenses or taxes)	22.10%	3.92%

[1]	The Russell 3000 Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Derek S. Johnston, CFA, Portfolio Manager at Conestoga and Ted Chang, CFA, Portfolio Manager at Conestoga serve as lead portfolio managers of the Fund. Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga serves as co-portfolio manager. Messrs. Johnston, Chang and Mitchell have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CONESTOGA Discovery FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees(1)	0.25%	0.10%
Other Operating Expenses	6.46%	7.03%
Total Annual Fund Operating Expenses	7.96%	8.13%
Expense Limitation(2)	(6.46)%	(6.88)%
Total Annual Fund Operating Expenses After Expense Limitation	1.50%	1.25%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2025. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares in the Fund’s shareholder report, which reflect the 0.05% Shareholder Servicing fee limit approved by the Board for the Fund’s fiscal year ended September 30, 2024.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% (for the Investors Class) and 1.25% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$153	$1,752	$3,258	$6,650
Institutional Class	$127	$1,762	$3,296	$6,730

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Equity securities include common and preferred stocks, both domestic and foreign, convertible securities, rights, warrants and American depositary receipts (“ADRs”). While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers micro market capitalization (“micro-cap”) companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell Micro Cap® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. This policy does not require the Fund to sell the security of a micro-cap company if such company’s market capitalization moves outside the range of the market capitalization in the Russell Micro Cap® Index. As of December 31, 2024, the capitalization range of the Russell Micro Cap® Index was from $1.9 million to $7.3 billion. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style which seeks to identify higher quality companies growing through multiple business cycles. The Adviser generally invests the Fund’s assets in micro-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where financial characteristics, based on fundamental analysis, appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage as may be evident by market share or technological/product advantages relative to peers, and where management has an important ownership stake in the company that aligns their incentives with those of shareholders. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a three-to-four-year period. The Adviser uses a bottom-up approach in selecting securities. Bottom-up investing focuses on the analysis of individual company fundamentals while placing less significance on macroeconomic factors. The Fund may invest in securities of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. The Fund currently anticipates that it will have significant exposure to the Industrials, Healthcare and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk is that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	Small and Micro-Cap Company Risk: Small company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The small and micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Sector Risk: If the Fund has significant investments in the securities of issuers within a particular sector, as defined by third-party sources, any development affecting that sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector.

○	Industrials Sector Risk: Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.
○	Healthcare Sector Risk: The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
○	Technology Securities Risk: Technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart below illustrates the long-term performance of the Fund. The bar chart below shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of all dividends and distributions. As with all such investments, past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available on the Fund’s website: conestogafunds.com.

The Fund commenced operation as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown below for periods prior to December 20, 2021 is that of the Predecessor Fund and the performance information shown for periods on or after December 20, 2021 is that of the Fund’s Investors Class and Institutional Class Shares. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The Predecessor Fund was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies. Monthly returns since the inception of the Predecessor Fund are provided in Appendix A of the Statutory Prospectus.

The returns below represent the returns for Investors Class shares of the Fund. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart above, the highest quarterly return was 30.40% (for the quarter ended December 31, 2020) and the lowest quarterly return was -20.60% (for the quarter ended June 30, 2022).

Average Annual Total Returns

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2024 to those of the Russell 3000 Index and Russell Microcap® Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

As noted above, the performance information shown below for periods prior to December 20, 2021 is that of the Predecessor Fund and the performance information shown for periods on or after December 20, 2021 is that of the Fund’s Investors Class and Institutional Class Shares.

Average Annual Total Returns as of 12/31/2024	One Year	Five Year	Since Inception (11/30/2018)
Conestoga Discovery Fund – Investors Class
Return Before Taxes	13.03%	7.17%	7.93%
Return After Taxes on Distributions	13.03%	7.17%	7.93%
Return after Taxes on Distributions and Sale of Fund Shares	7.71%	5.64%	6.30%
Conestoga Discovery Fund – Institutional Class
Return Before Taxes	13.40%	7.44%	8.20%
Russell 3000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	23.81%	13.86%	14.46%
Russell Microcap® Growth Index (the performance information for the index reflects no deduction for fees, expenses or taxes)	21.90%	5.72%	5.94%

[1]	The Russell 3000 Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

David R. Neiderer, CFA, CPA, Partner and Joseph F. Monahan, CFA, Managing Partner and Director of Research serve as portfolio managers. Robert M. Mitchell, Managing Partner and Chief Investment Officer serves as a co-portfolio manager. Messrs. Neiderer, Monahan and Mitchell have managed the Fund since its inception.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Discovery Fund, P.O. Box 46707, Cincinnati, OH 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

CONESTOGA SMALL CAP FUND

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment) None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Service Fees (1)	0.25%	0.06%
Other Operating Expenses	0.06%	0.03%
Total Annual Fund Operating Expenses	1.46%	0.99%
Expense Limitation (2)	(0.36)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%	0.90%

(1)	The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay an annual fee of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively. The Board of Trustees (the “Board”) of the Trust will limit the Shareholder Servicing fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2025. The Total Annual Fund Operating Expenses for Investors Class shares reflect the maximum 0.25% in Shareholder Servicing fees authorized under the Shareholder Servicing Plan for Investors Class shares and do not match the ratio of total expenses to average net assets in the financial highlights for Investors Class shares, which reflect the 0.05% in Shareholder Servicing Fees paid by Investors Class shares for the fiscal year ended September 30, 2024.

(2)	Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Board. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement and at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other periods reflect the contractual expense limitation described above only for the first year of such periods) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$112	$426	$763	$1,715
Institutional Class	$92	$306	$538	$1,205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2024) the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small market capitalization (“small-cap”) companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investments in foreign securities to exceed 20% of the Fund’s total assets. The Adviser considers small-cap companies for this purpose to be those companies that, at the time of initial purchase (including the existing portfolio), have market capitalizations generally within the range of companies included in the Russell 2000® Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. As of December 31, 2024, the capitalization range of the Russell 2000® Index was from $6.6 million to $14.7 billion. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. Companies will meet the Adviser’s criteria and, according to the Adviser’s analysis, must, in the Adviser’s opinion, have the potential to appreciate at least 100% over a three-to-five-year period. The Adviser uses a bottom-up approach in selecting securities. The Fund may invest in securities of companies of any market sector and may, from time to time, hold a significant amount of securities of companies within a single sector. Sectors are defined by the Russell Industry Classification Benchmark (“ICB”) Industry Classifications. The Fund currently anticipates that it will have significant exposure to the Industrials and Technology sectors. There is no guarantee that the Fund will achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in the statutory prospectus. The Fund’s net asset value (“NAV”) and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

●	Market Risk: The market values of securities acquired by the Fund may decline. Market risk may result from expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, unexpected trading activity among retail investors, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, natural/environmental disasters, climate-change and climate related events, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

●	Equity Risk: Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

●	Management Risk: Management risk is the risk that the Adviser does not execute the Fund’s principal investment strategies effectively. Management risk also involves the risk that a strategy used by the Adviser may fail to produce the intended results for the Fund or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

●	Small Cap Securities Risk: Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines, markets or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

●	Valuation Risk: The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●

Industry and Sector Risk: Significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, may have a greater impact on value. Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities in all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry (as defined in the Statement of Additional Information), the Fund may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications. The Fund currently anticipates that it will have significant exposure to the industrials and technology sectors. Notwithstanding the foregoing, the Fund has a policy not to concentrate in any single industry.

○	Industrials Sector Risk. Industrials include companies involved in the design, manufacture or distribution of construction and building materials, defense and aerospace, containers and packaging, electronics, transportation and support services. These companies may be affected by changes in domestic and international economies and politics, consolidation, excess capacity, changes in supply and demand for products and services, product obsolescence, claims for environmental damages or product liability, and general economic conditions.
○	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

●	Large Redemption Risk: The Fund could experience a loss when selling securities to meet shareholder redemptions. The risk of loss increases if the withdrawal requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

●	Investment Style Risk: A company’s earnings may not increase as expected. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style.

●	Foreign Securities Risk: Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. and are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and since inception periods compare with those of a broad measure of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: conestogafunds.com.

The returns below represent the returns for Investors Class shares of the Small Cap Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was 26.43% for the three months ended June 30, 2020. During the same period, the Fund’s worst performing quarter was -19.32% for the three months ended March 31, 2020.

This table compares the Fund’s average annual total returns for Investors Class shares and Institutional Class shares (before taxes only) for the periods ended December 31, 2024 to those of the Russell 3000 Index and Russell 2000 Growth Index. Institutional Class shares and Investors Class shares of the Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.

Average Annual Total Returns as of 12/31/24	One Year	Five Year	Ten Year
Conestoga Small Cap Fund – Investors Class:
Return Before Taxes	8.74%	7.60%	11.14%
Return After Taxes on Distributions	8.75%	7.10%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.18%	5.95%	9.13%
Conestoga Small Cap Fund – Institutional Class (Inception Date 8/13/14)*
Return Before Taxes	8.96%	7.82%	11.37%
Russell 3000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)[1]	23.81%	13.86%	12.55%
Russell 2000 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%

[1]	The Russell 3000 Index is provided so that investors may compare the performance of the Fund with the performance of a broad-based index that represents the overall domestic equity market.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

*	Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga, and Joseph F. Monahan, Managing Partner and Director of Research of Conestoga, are primarily responsible for the day-to-day management of the Fund’s Portfolio. Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2002, and Mr. Monahan has been a portfolio manager of the Fund since February 2014.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $250,000 for Institutional Class shares and $2,500 for Investors Class shares; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check to: Conestoga Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Effective March 2, 2018, the Fund was closed for purchase by certain categories of new investors. See “Investing in the Funds” beginning on page 37 of the statutory prospectus for more information on eligibility to purchase shares of the Fund.

Tax Information

The Fund’s distributions are taxable and will generally be taxed at ordinary income or capital gain rates, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENTS

This Prospectus describes the Investors Class and Institutional Class shares of the Funds, which are currently offered by Conestoga Funds (the “Trust”).

Investment Objective

Each Fund seeks to provide long-term growth of capital. There can be no assurance that each Fund will be successful in achieving its investment objective.

A Fund’s investment objective is fundamental and may not be changed except by the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of a Fund’s outstanding voting shares.

Principal Investments — Additional Information

Equity securities that a Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, a Fund may hold all or a portion of its assets in cash, short-term money market instruments or obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities (“U.S. Government Obligations”). This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. A Fund may not concentrate in any one industry, but it may invest without limitation in a particular market sector. Sectors are defined by the Russell ICB Industry Classifications.

■	ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.

■	Common stock. Common stock is a type of security that represents ownership in a corporation. Common stocks generally have outperformed bonds and preferred shares over long-term investment periods. Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company’s assets only after bond holders, preferred shareholders and other debt holders are paid in full.

Under normal market conditions, the Funds do not engage in active and frequent trading.

For a more complete description of which securities each Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

RISK FACTORS

Principal Risks — Additional Information

As with all mutual funds, investing in a Fund involves certain risks. There is no guarantee that a Fund will meet its investment objective, and there is never any assurance of future performance. You can lose money by investing in the Funds. A Fund may use various investment techniques, some of which involve greater amounts of risk than others. A risk may still apply to a Fund although it is not a principal risk of investing in the Fund. The significance of each risk factor below may change over time and you should review each risk factor carefully. To reduce risk, each Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The table below lists the principal risks that are discussed in this section.

	Conestoga SMid Cap Fund	Conestoga Mid Cap Fund	Conestoga Discovery Fund	Conestoga Small Cap Fund
Equity Risk	✓	✓	✓	✓
Small Cap Company Risk	✓		✓	✓
Mid Cap Company Risk	✓	✓
Micro Cap Company Risk			✓
Market Risk	✓	✓	✓	✓
Market Disruption and Geopolitical Risk	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓
Foreign Investment Risk	✓	✓	✓	✓
Currency Risk	✓	✓	✓	✓
Large Redemption Risk	✓	✓	✓	✓
Valuation Risk	✓	✓	✓	✓
● Industry and Sector Risk	✓	✓	✓	✓
● Industrials Sector Risk	✓	✓	✓	✓
● Consumer Discretionary Sector Risk		✓
● Healthcare Sector Risk	✓	✓	✓
● Technology Securities Risk	✓	✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓

■	Equity Risk. Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

■	Small Cap Company Risk. Small cap company risk is a particularly pronounced risk for a Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

■	Mid Cap Company Risk. Mid cap company risk is particularly pronounced for a Fund because it invests a significant percentage of its assets in the stocks of companies with medium market capitalizations. Mid cap company risk is the risk that medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

■	Micro Cap Company Risk. Micro cap company risk is a particularly pronounced risk for a Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volume than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. The micro-cap securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. They generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. These companies may have limited product lines, markets or financial resources, may depend on a few key employees and lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause a Fund to underperform other equity funds that focus on mid or large cap stocks. Moreover, the lack of an efficient market for the securities may make them difficult to value.

■	Market Risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events including, without limitation, real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in bond markets, disease (including pandemics), volatility in the equities market, unexpected trading activity among retail investors, or adverse investor sentiment, that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. The frequency and magnitude of such changes in value cannot be predicted. Market risk may involve a single security or a particular sector.

■	Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on the United States, and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, Russia's invasion of Ukraine and the Israel-Hamas war have, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Funds’ investments, including beyond the Funds’ direct exposure to such countries or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the economy generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other financial institutions and economies. These events as well as other changes in economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. Any of these occurrences could disrupt the operations of a Fund and of a Fund’s service providers.

■	Management Risk. Management risk is the risk that a Fund’s management team’s investment strategies may not produce the intended results. Management risk also involves the possibility that a Fund’s management teams fail to execute an investment strategy effectively.

■	Foreign Investment Risk. Foreign investment risk is the risk involved with a Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and less stringent investor protections and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

■	Currency Risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

■	Large Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

■	Valuation Risk. The sale price a Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Fair valuation of a Fund’s investments involves subjective judgment. A Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

■	Industry and Sector Risk. If a Fund has significant investments in the securities of issuers within a particular industry or sector, as defined by third-party sources, any development affecting that industry or sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that industry or sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry or sector. Certain industries or sectors may also represent a significant portion of a Fund’s benchmark, with developments that affect the industry or sector having greater impact on the benchmark than on the equity markets as a whole. To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Sectors are defined by the Russell ICB Industry Classifications. Notwithstanding the foregoing, the Funds have a policy not to concentrate in any single industry.

■	Industrials Sector Risk. The industrials sector includes companies that manufacture and distribute capital goods, such as aerospace and defense, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery. These companies may be affected by changes in domestic and international economies and politics, including government regulation, world events, consolidation, excess capacity, environmental damages, product liability claims and exchange rates.

■	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

■	Healthcare Sector Risk. The profitability of companies in healthcare may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

■	Technology Securities Risk. Technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies are subject to significant competitive pressures. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

■	Cybersecurity Risk. Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes a Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches or data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting a Fund or its service providers may adversely impact the Fund or its shareholders. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

A description of the Funds’ policies and procedures with respect to disclosure of each Fund’s portfolio securities is available in the SAI.

FUND Management

About the Conestoga Funds

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Funds.

Investment Adviser

The Adviser, a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Funds. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 31, 2024, the Adviser managed approximately $8.76 billion for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Funds, subject to oversight by the Board.

Management Fees

As compensation for advisory services to the Funds, the Adviser is entitled to an advisory fee, based on the average daily net assets of each Fund, as described in the table below. The Adviser has contractually agreed, effective January 31, 2025, with respect to each Fund, to limit each Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to the percentage of average daily net assets of Institutional Class and Investors Class shares of each Fund as shown in the table below until at least January 31, 2026. A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements is included in the Funds’ semi-annual report for the fiscal half-year ended March 31, 2024.

Fund	Contractual Advisory Fee Rate	Institutional Class Expense Limitation	Investors Class Expense Limitation
Conestoga SMid Cap Fund	0.85%	0.85%	1.10%
Conestoga Mid Cap Fund	0.80%	0.80%	1.05%
Conestoga Discovery Fund	1.00%	1.25%	1.50%
Conestoga Small Cap Fund	0.90%	0.90%	1.10%

If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two years from the date the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement or at the time of recapture.

Portfolio Managers

Derek S. Johnston, CFA, Robert M. Mitchell and Joseph F. Monahan, CFA, are primarily responsible for the day-to-day management of the SMid Cap Fund’s portfolio. Derek S. Johnston, CFA, and Robert M. Mitchell are the lead portfolio managers of the SMid Cap Fund.

Derek S. Johnston, CFA and Ted Chang, CFA, are primarily responsible for the day-to-day management of the Mid Cap Fund’s portfolio. Robert M. Mitchell serves as co-portfolio manager of the Mid Cap Fund.

David R. Neiderer, CFA, CPA and Joseph F. Monahan, CFA are primarily responsible for the day-to-day management of the Discovery Fund’s portfolio. Robert M. Mitchell serves as co-portfolio manager of the Discovery Fund.

Robert M. Mitchell and Joseph F. Monahan are primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio.

●	Ted Chang has served as a portfolio manager of the Mid Cap Fund since its inception in June 2021. Mr. Chang joined Conestoga in July 2020 as a Portfolio Manager for the firm’s Mid Cap Growth strategy. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small, SMid and Mid Cap Growth Products. Prior to joining Conestoga, Mr. Chang was a Portfolio Manager and Managing Director from 2019 to 2020, an Associate Portfolio Manager from 2018 to 2019 and an Equity Research Analyst from 2014 to 2017 at Thornburg Investment Management. Prior to joining Thornburg, Mr. Chang served as an Equity Research Analyst at 300 North Capital from 2012 to 2014.

●	Derek S. Johnston has served as co-portfolio manager of the SMid Cap Fund since 2016 and co-portfolio manager of the Mid Cap Fund since its inception in June 2021. Mr. Johnston joined Conestoga in June 2015 and is responsible for providing equity research for the Small, SMid and Mid Cap equity strategies. He also supports the small cap research effort covering several names held in the small cap strategy. Prior to joining Conestoga, Mr. Johnston was a Co-Portfolio Manager for small and smid cap portfolios at 300 North Capital, LLC, where he worked from 2007-2015. He previously served as an Equity Research Analyst for small cap equities at Engemann Asset Management and an Equity Research Associate at Banc of America Securities. He has been a CFA Institute Charterholder since 2003.

●	Joseph F. Monahan has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014, co-portfolio manager of the Discovery Fund since its launch in December 2021 and co-portfolio manager of the Small Cap Fund since 2014. Mr. Monahan was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. Mr. Monahan joined Conestoga in December of 2008 from McHugh Associates. He is a Portfolio Manager and Senior Research Analyst for the Small and SMid Cap equity strategies. Prior to joining McHugh in 2001, Mr. Monahan was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

●	Robert M. Mitchell has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014, co-portfolio manager of the Mid Cap Fund since its inception in June 2021, co-portfolio manager of the Discovery Fund since its launch in December 2021 and co-portfolio manager of the Small Cap Fund since its inception in 2002. Mr. Mitchell was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. As co-founder of the Adviser, Mr. Mitchell has served as Chief Investment Officer since 2014 and managing partner since 2001, where he is responsible for directing the firm’s equity portfolio management process and employing the firm’s fundamental research approach to selecting securities.

●	David R. Neiderer has served as a portfolio manager of the Discovery Fund since launch in 2021. Mr. Neiderer joined Conestoga in July of 2013 and became a Partner of the firm in 2018. Mr. Neiderer was also a portfolio manager of the Discovery Fund’s Predecessor Fund from its commencement of operations in 2018. He also serves as a Research Analyst, researching and qualifying investment ideas for Conestoga’s Small and SMid Cap Growth Products. Prior to joining Conestoga, Mr. Neiderer had similar responsibilities as a Research Analyst at both Penn Capital and Chartwell Investment Partners. He is a CFA Charterholder and a member of the CFA Society of Philadelphia. Mr. Neiderer is also a Certified Public Accountant.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

HOW THE FUNDs VALUE SHARES

A Fund calculates its share price for each class of shares, called its NAV per share, each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading (“Business Day”).

The NAV for each class of shares of the Funds is calculated by dividing the value of a Fund’s net assets attributable to that class of shares by the number of the Fund’s outstanding shares of that class.

You can request a Fund’s current NAV by calling the Funds at 1-800-494-2755 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by a Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of a Fund’s shares may change on days when you are not able to buy or sell shares.

A Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith consistent with the Trust’s fair value methodologies. The Board has delegated the fair valuation of a Fund’s portfolio securities to the Adviser, as valuation designee (the “Valuation Designee”). The Valuation Designee determines a portfolio security’s fair value in accordance with guidelines approved by the Board. The Valuation Designee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bid and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUNDs

This section provides information to assist you in buying, exchanging and redeeming shares of each class of the Funds. You may buy, exchange or redeem shares on any Business Day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Funds.

How to Purchase Shares

You may purchase shares of a Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from a Fund. A Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that a Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. A Fund reserves the right to reject any request to purchase shares of the Fund. The minimum investment requirement for Institutional Class shares of a Fund may be waived by the Trustees of Conestoga Funds. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The minimum initial investment for each Fund is $2,500 for the Investors Class and $250,000 for the Institutional Class. There is no minimum for subsequent investments.

Institutional Class and Investors Class shares have different expenses and other characteristics. Investors Class shares have higher annual expenses than Institutional Class shares. The performance of these share classes will differ due to the difference in expenses.

Institutional Class shares are for individual investors and for certain institutional investors investing for their own or their customers’ account. Investors Class shares are for investments made through certain financial institutions or intermediaries.

Small Cap Fund Closure

With limited exceptions, effective March 2, 2018, shares of the Small Cap Fund are generally closed to new retail investors opening accounts through financial intermediaries (i.e., advisory firms, broker dealers, etc.). Shares continue to be available for purchase to existing retail or “fund direct” investors.

Effective July 1, 2018 through at least January 31, 2026, shares of the Small Cap Fund are generally not available to new accounts through financial intermediaries without existing client relationships with the Small Cap Fund or the Adviser. As of that effective date, shares continue to be available for purchase by existing and new investors purchasing through financial intermediaries with existing client relationships with the Small Cap Fund or the Adviser. Effective July 1, 2018, shareholders of the Funds who are not currently also shareholders of the Small Cap Fund are generally no longer able to exchange their shares of another series of Conestoga Funds for shares of the Small Cap Fund; however, shareholders of the Small Cap Fund may continue to exchange their shares of the Small Cap Fund for shares of another series of Conestoga Funds. Contact Conestoga Funds or your financial advisor for more information about investing in the Funds.

Purchase Procedures

If you choose to purchase shares of a Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Funds have established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act.” In order to ensure compliance with this law, the Funds must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

■	Full name;

■	Date of birth;

■	Social Security number; and

■	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-494-2755.

If you wish to purchase shares directly through a Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

by Regular U.S. Mail: by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246-0707 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. Cash, third party checks, counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In order to protect the Funds from check fraud, a Fund will not accept third-party checks (originally payable to someone other than the Funds).

If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-494-2755. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-494-2755 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Automatic Investment Plan (AIP). You can also purchase Investors Class and Institutional Class shares of a Fund through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a periodic basis to purchase Investors Class shares of a Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Funds at 1-800-494-2755. The minimum amount to purchase Investors Class shares of a Fund through a pre-authorized investment plan is $500.

Retirement Plans. You can also purchase shares of a Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs, although new Keoghs may not be established directly with a Fund. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

In addition, a Fund’s transfer agent may charge account maintenance or transaction fees included, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Frequent Purchases, Exchanges and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in Market Timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Market Timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, Market Timing could potentially dilute share value for all other shareholders by requiring a Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates Market Timing of the Funds’ shares. To this end, the Board has adopted policies and procedures with respect to Market Timing. In order to prevent or minimize Market Timing, the Funds employ “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity. Specifically, in identifying Market Timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary. Under the Funds’ policies and procedures, at each meeting of the Board, the Adviser is required to present a written report of any Fund accounts that were prohibited from making additional purchases during the previous quarter.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to Market Timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market closes. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to Market Timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

■	Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of a Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct a Fund’s transfer agent to freeze the account to liquidation only.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity. If short-term trading trends are detected, an appropriate course is taken. A Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

■	Cooperation. Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and a Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Funds depend on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. A Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by a Fund.

If the value and frequency of the activity indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, a Fund reserves the right in its sole discretion to reject purchase and exchange orders. The Funds do not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Funds may modify the Market Timing policies at any time.

Exchanging Shares

Effective July 1, 2018, shareholders are generally no longer able to exchange Fund shares for shares of the Small Cap Fund. If or when an exchange of Fund shares for shares of the Small Cap Fund is available, in making an exchange, you are selling your Fund shares and buying shares of the Small Cap Fund, which is a taxable event.

Investors Class shares of the Funds may be exchanged for Investors Class or Institutional Class shares of another series of Conestoga Funds (depending on which class an investor qualifies for). Existing holders of Investors Class shares of the Funds who are eligible to hold Institutional Class shares of the Funds may exchange their Investors Class shares for Institutional Class shares of the Funds. When you exchange Fund shares for shares of another series of Conestoga Funds, you are selling your shares and buying shares of the other series of Conestoga Funds, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after a Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Funds directly by mail or calling 1-800-494-2755. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Funds.

How to Redeem Shares

You may redeem shares on days when the market is open through the Funds or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions

To redeem your shares by mail, you should send the Funds a signed letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:

by Regular U.S. Mail: by Overnight Mail:	Conestoga Funds P.O. Box 46707 Cincinnati, Ohio 45246-0707 Conestoga Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

by Telephone	To redeem your shares by telephone, call the Funds at 1-800-494-2755 or your Authorized Dealer between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on any day when the market is open. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you, generally within three Business Days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the Business Day following the day your redemption request is received in proper form, but in no case longer than seven days. To receive your proceeds by wire, you should provide the Funds with the name, location, ABA or bank routing number of your bank and your bank account number. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. This fee is subject to change. Your bank may also impose a fee for the incoming wire. Sufficient information must be included in your redemption request for the Funds to process the order. A Fund reserves the right to reinvest checks that have been outstanding in excess of 180 calendar days. This includes payments for any forms of cash distribution (including redemption proceeds, dividends and capital gains). The right to reinvest outstanding checks does not apply to IRA accounts.

The Funds expect that payment of redemption proceeds will normally be made from uninvested cash or short-term investments, or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of a Fund’s ability to redeem in-kind in order to meet shareholder redemption requests. A Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption request in good order by a Fund.

Additional Information About Redemptions

Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000. If you would like to take advantage of this or any other shareholder services that the Funds provide, please call your account representative at 1-800-494-2755 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days’ notice to shareholders.

Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Redemptions from IRAs. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Signature guarantees.

When You Need Medallion Signature Guarantees (MSG): A MSG assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

■	you request a redemption to be made payable to a person not on record with the Fund;

■	you request that a redemption be mailed to an address other than that on record with the Fund.

■	the proceeds of a requested redemption exceed $25,000;

■	any redemption is transmitted to a bank other than the bank of record; or

■	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures. The Funds and the transfer agent reserve the right to amend these standards at any time without notice.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

■	Telephone policies. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-494-2755. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $25,000.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and a Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption. A Fund may suspend your right to redeem your shares under any of the following circumstances:

●	during non-routine closings of the NYSE;

■	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund’s securities; or

■	when the SEC orders a suspension to protect a Fund’s shareholders.

Unclaimed Property, Inactive Accounts or Lost Accounts

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan on behalf of its Investors Class and Institutional Class shares, under which shareholder servicing agents provide administrative and support services to their customers. Each Shareholder Servicing Plan was also adopted on behalf of Investors Class shares and Institutional Class shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from Investors Class shares and Institutional Class shares of the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Funds, on behalf of Investors Class and Institutional Class shareholders, may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The shareholder servicing agreement for Institutional Class shares of each Fund, which is in place through September 30, 2025, limits Institutional Class shares of each Fund to 0.10% in shareholder servicing fees. After such date, the Board may determine to increase the amount of such fees without a vote of the Funds’ Institutional Class shareholders. The Funds do not intend to pay more than 0.05% in shareholder servicing fees for Investor Class shares through September 30, 2025. After such date, the Board may determine to increase the amount of such fees without the vote of the Funds’ Investors Class shareholders.

In no event will each Fund pay more than 0.25% in shareholder servicing fees for its Investors Class shares or Institutional Class shares.

Distribution Plan for Investors Class Shares

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees from its Investors Class shares assets for selling and distributing Investors Class shares. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Investors Class shares of each Fund can pay distribution (12b-1) fees at an annual rate of up to 0.25% of each Fund’s Investors Class share assets. The Adviser, at its own expense, and from its own resources and without reimbursement from the Funds, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds, subject to applicable laws and regulations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. Each Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Funds will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

●	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Funds. This option is followed by the Funds unless you indicate another choice on your account application.

■	Cash. The Funds will send you a check no later than seven days after the payable date.

■	Partial reinvestment. The Funds will automatically reinvest the dividends in additional shares of the Funds and pay your capital gain distributions to you in cash. Or, the Funds will automatically reinvest your capital gain distributions and send you your dividends in cash.

■	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

■	You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Funds at 1-800-494-2755 or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, a Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Funds will generally be taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code of 1986, as amended, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by a Fund from U.S. and certain “qualified” foreign corporations (“qualifying dividends”) will generally be taxed at long-term capital gain rates, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January of the following year are taxable as if they were paid on December 31.

A portion of a Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This amount may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another series of Conestoga Funds, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Fund shares are sold or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

Backup Withholding. The Funds will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to a Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. Certain categories of dividends from regulated investment companies, such as the Funds, are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of a Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Funds with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Funds will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare a Fund’s performance to the performance of various indices and investments for which reliable performance data is available. These publications may also compare a Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, a Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Funds may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Trust at 1-800-494-2755.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five fiscal years or, if shorter, from commencement of operations through September 30, 2024. The tables below represent the financial results for a single share of each share class of the Funds. The information for the fiscal years ended September 30, 2024 and September 30, 2023 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are incorporated by reference in this Prospectus and included in the Funds’ Annual Financial Statements and Other Information Report on Form N-CSR. Prior fiscal years were audited by the Funds’ prior independent registered public accounting firm. Copies of the semi-annual and annual report are available upon request and without charge. The Funds’ Annual Financial Statements and Other Information Report on Form N-CSR, which is available upon request by calling toll-free 1-800-494-2755 or on the internet at conestogacapital.com, is also available by following the hyperlink: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001175813/000139834424022682/fp0090563-2_ncsrixbrl.htm.

CONESTOGA SMID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020

Net asset value at beginning of year	$20.98	$17.96	$26.13	$19.29	$17.18
Income (loss) from investment operations:
Net investment loss(a)	(0.06)	(0.06)	(0.09)	(0.11)	(0.06)
Net realized and unrealized gains (losses) on investments	5.57	3.08	(8.08)	6.95	2.40

Total from investment operations	5.51	3.02	(8.17)	6.84	2.34
Less distributions from net realized gains	—	—	—	—	(0.23)
Net asset value at end of year	$26.49	$20.98	$17.96	$26.13	$19.29
Total return(b)	26.26%	16.82%	(31.27%)	35.46%	13.76%
Net assets at end of year (000’s)	$711,283	$340,636	$272,623	$357,479	$188,836
Ratios/supplementary data
Ratio of total expenses to average net assets	1.02%	1.07%	1.07%	1.10%	1.26%
Ratio of net expenses to average net assets (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets (c)	(0.27%)	(0.29%)	(0.41%)	(0.47%)	(0.34%)
Portfolio turnover rate	10%	9%	15%	17%	11%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMID CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020

Net asset value at beginning of year	$20.52	$17.60	$25.68	$19.01	$16.97

Income (loss) from investment operations:
Net investment loss(a)	(0.12)	(0.11)	(0.15)	(0.17)	(0.10)
Net realized and unrealized gains (losses) on investments	5.44	3.03	(7.93)	6.84	2.37
Total from investment operations	5.32	2.92	(8.08)	6.67	2.27
Less distributions from net realized gains	—	—	—	—	(0.23)
Net asset value at end of year	$25.84	$20.52	$17.60	$25.68	$19.01
Total return(b)	25.93%	16.59%	(31.46%)	35.09%	13.52%
Net assets at end of year (000’s)	$42,787	$42,937	$44,183	$64,189	$50,577

Ratios/supplementary data
Ratio of total expenses to average net assets	1.34%	1.38%	1.36%	1.36%	1.51%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.51%)	(0.54%)	(0.66%)	(0.71%)	(0.57%)
Portfolio turnover rate	10%	9%	15%	17%	11%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA MID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Period Ended Sept. 30, 2021(a)

Net asset value at beginning of period	$8.27	$7.10	$10.32	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(0.01)	(0.01)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	1.77	1.18	(3.19)	0.33

Total from investment operations	1.76	1.17	(3.22)	0.32

Net asset value at end of period	$10.03	$8.27	$7.10	$10.32
Total return(c)	21.28%	16.48%	(31.20%)	3.20	%(d)

Net assets at end of period (000’s)	$2,631	$1,893	$1,406	$1,168
Ratios/supplementary data
Ratio of total expenses to average net assets	8.73%	12.10%	12.20%	16.18	%(e)
Ratio of net expenses to average net assets (f)	0.80%	0.80%	0.80%	0.80	%(e)
Ratio of net investment loss to average net assets (f)	(0.15%)	(0.12%)	(0.36%)	(0.50	%)(e)
Portfolio turnover rate	5%	9%	18%	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA MID CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Period Ended Sept. 30, 2021(a)

Net asset value at beginning of period	$8.23	$7.08	$10.31	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.04)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	1.76	1.18	(3.18)	0.33

Total from investment operations	1.72	1.15	(3.23)	0.31

Net asset value at end of period	$9.95	$8.23	$7.08	$10.31

Total return(c)	20.90%	16.24%	(31.33%)	3.10	%(d)

Net assets at end of period (000’s)	$525	$444	$395	$567

Ratios/supplementary data
Ratio of total expenses to average net assets	13.47%	17.34%	15.54%	17.54	%(e)
Ratio of net expenses to average net assets (f)	1.05%	1.05%	1.05%	1.05	%(e)
Ratio of net investment loss to average net assets (f)	(0.39%)	(0.37%)	(0.61%)	(0.73	%)(e)
Portfolio turnover rate	5%	9%	18%	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA Discovery FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)

Net asset value at beginning of period	$6.35	$7.07	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.06)	(0.06)	(0.06)
Net realized and unrealized losses on investments	1.04	(0.66)	(2.87)

Total from investment operations	0.98	(0.72)	(2.93)

Net asset value at end of period	$7.33	$6.35	$7.07
Total return(c)	15.43%	(10.18%)	(29.30	%)(d)

Net assets at end of period (000’s)	$2,222	$1,864	$2,075
Ratios/supplementary data

Ratio of total expenses to average net assets	8.13%	11.38%	9.08	%(e)
Ratio of net expenses to average net assets (f)	1.25%	1.25%	1.25	%(e)
Ratio of net investment loss to average net assets (f)	(0.87%)	(0.88%)	(0.90	%)(e)
Portfolio turnover rate	32%	23%	27	%(d)

(a)	Represents the period from the commencement of operations as a series of Conestoga Funds (December 20, 2021) through September 30, 2022.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA Discovery FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Period Ended Sept. 30, 2022(a)

Net asset value at beginning of period	$6.32	$7.05	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.08)	(0.08)	(0.07)
Net realized and unrealized losses on investments	1.04	(0.65)	(2.88)
Total from investment operations	0.96	(0.73)	(2.95)

Net asset value at end of period	$7.28	$6.32	$7.05

Total return(c)	15.19%	(10.35%)	(29.50	%)(d)
Net assets at end of period (000’s)	$2,075	$140	$184

Ratios/supplementary data
Ratio of total expenses to average net assets	7.76%	23.00%	13.66	%(e)
Ratio of net expenses to average net assets (f)	1.50%	1.50%	1.50	%(e)
Ratio of net investment loss to average net assets (f)	(1.15%)	(1.13%)	(1.14	%)(e)
Portfolio turnover rate	32%	23%	27	%(d)

(a)	Represents the period from the commencement of operations as a series of Conestoga Funds (December 20, 2021) through September 30, 2022.

(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMALL CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020

Net asset value at beginning of year	$66.27	$59.06	$87.18	$63.19	$58.40

Income (loss) from investment operations:
Net investment loss(a)	(0.33)	(0.29)	(0.45)	(0.56)	(0.33)
Net realized and unrealized gains (losses) on investments	12.95	9.93	(23.17)	24.55	6.39
Total from investment operations	12.62	9.64	(23.62)	23.99	6.06
Less distributions from net realized gains	(0.61)	(2.43)	(4.50)	—	(1.27)

Net asset value at end of year	$78.28	$66.27	$59.06	$87.18	$63.19

Total return(b)	19.19%	16.54%	(28.62%)	37.96%	10.53%

Net assets at end of year (000,000’s)	$3,527	$2,796	$2,359	$3,386	$2,204

Ratios/supplementary data
Ratio of total expenses to average net assets	0.99%	0.98%	0.98%	0.98%	1.00%
Ratio of net expenses to average net assets (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (c)	(0.47%)	(0.44%)	(0.62%)	(0.69%)	(0.56%)
Portfolio turnover rate	16%	13%	24%	19%	22%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

CONESTOGA SMALL CAP FUND

INVESTORS CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020

Net asset value at beginning of year	$64.88	$57.97	$85.83	$62.33	$57.74

Income (loss) from investment operations
Net investment loss(a)	(0.47)	(0.41)	(0.59)	(0.70)	(0.44)
Net realized and unrealized gains (losses) on investments	12.66	9.75	(22.77)	24.20	6.30
Total from investment operations	12.19	9.34	(23.36)	23.50	5.86

Less distributions from net realized gains	(0.61)	(2.43)	(4.50)	—	(1.27)

Net asset value at end of year	$76.46	$64.88	$57.97	$85.83	$62.33

Total return(b)	18.94%	16.33%	(28.78%)	37.70%	10.30%

Net assets at end of year (000,000’s)	$779	$703	$642	$968	$805

Ratios/supplementary data
Ratio of total expenses to average net assets	1.26%	1.26%	1.26%	1.25%	1.28%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.67%)	(0.64%)	(0.82%)	(0.89%)	(0.75%)
Portfolio turnover rate	16%	13%	24%	19%	22%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements.

APPENDIX A

Additional Performance Information

The table below provides additional long-term performance of the Discovery Fund’s Predecessor Fund. The table below shows how the Predecessor Fund’s performance has varied from month to month and year by year since the Predecessor Fund’s inception on December 1, 2018. As with all such investments, past performance (either before or after taxes) is not in indication of future results.

Monthly Returns (Since December 2018)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018												7.93%	7.93%
2019	11.77%	7.32%	(2.26)%	3.32%	(0.89)%	4.72%	1.47%	(6.38)%	(1.26)%	0.60%	1.06%	2.84%	23.28%
2020	1.67%	(2.59)%	(15.35)%	17.44%	5.76%	2.25%	7.76%	9.94%	5.22%	0.62%	15.86%	12.10%	73.45%
2021	8.30%	4.02%	(4.13)%	3.01%	(3.79)%	3.65%	0.56%	1.59%	(5.41)%	7.45%	(7.46)%		6.60%

Conestoga Funds

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

1-800-494-2755

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-494-2755

COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Funds, you may call the Funds at 1-800-494-2755 or write to the Funds at Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087, or call your Authorized Dealer.

You may also review information about the Funds (including the SAI) on the EDGAR Database on the SEC’s internet site at sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may also obtain a copy of the Funds’ prospectus, SAI, annual and semi-annual reports free of charge from Conestoga Funds’ worldwide website at conestogacapital.com and conestogafunds.com.

Investment Company Act File No. 811-21120

Part B

STATEMENT OF ADDITIONAL INFORMATION

CONESTOGA FUNDS

Conestoga SMid Cap Fund

NASDAQ Symbols: Investors Class – CCSMX
Institutional Class – CCSGX

Conestoga Mid Cap Fund

NASDAQ Symbols: Investors Class – CCMMX
Institutional Class – CCMAX

Conestoga Discovery Fund

NASDAQ Symbols: Investors Class – CMCMX
Institutional Class – CMIRX

Conestoga Small Cap Fund

NASDAQ Symbols: Investors Class – CCASX
Institutional Class – CCALX

January 31, 2025

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Conestoga SMid Cap Fund, Conestoga Mid Cap Fund, Conestoga Discovery Fund and Conestoga Small Cap Fund (each a “Fund” and together, the “Funds”) dated January 31, 2025 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Conestoga Funds at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087, or by calling toll free 1-800-494-2755.

The audited financial statements for the fiscal year ended September 30, 2024 for the Conestoga SMid Cap Fund, Conestoga Mid Cap Fund, Conestoga Discovery Fund and Conestoga Small Cap Fund are incorporated in this SAI by reference to the Funds’ Annual Financial Statements and Other Information Report on Form N-CSR (File No. 811-21120). No other parts of the annual report are incorporated by reference herein. You may obtain a copy of the Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road, Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-494-2755

COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	1
VALUATION OF PORTFOLIO SECURITIES	18
PERFORMANCE	19
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	20
DIVIDENDS AND DISTRIBUTIONS	21
TAXES	21
TRUSTEES AND OFFICERS	22
ADVISORY AND OTHER CONTRACTS	29
FINANCIAL STATEMENTS	46
ADDITIONAL INFORMATION	46
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B - PROXY VOTING POLICIES	B-1

STATEMENT OF ADDITIONAL INFORMATION

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 6, 2002. The Trust is an open-end management investment company consisting of four diversified series of units of beneficial interest (“shares”), the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”) and the Conestoga Discovery Fund (the “Discovery Fund”), which are described in this SAI.

Much of the information contained in this SAI expands on subjects discussed in the Funds’ Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each of the Funds seeks to provide long-term growth of capital. Each Fund’s investment objective is fundamental. That means that it may not be changed without a vote of the holders of a majority of the applicable Fund’s outstanding voting securities. Such majority is defined as the lesser of (a) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund. There can be no assurance that the Funds will achieve their investment objectives.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Funds’ investment policies set forth in the Prospectus. The Funds’ investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Funds’ investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Funds’ investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section entitled “Instruments in Which the Funds Can Invest.”

1

Fundamental Investment Limitations

The following investment limitations are fundamental. That means that they may not be changed without a vote of the holders of a majority of the applicable Fund’s outstanding voting securities. Such majority is defined as the lesser of (a) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1. Borrowing

The Funds may not borrow money, except that the Funds may borrow money and enter into commitments to purchase securities and instruments in accordance with their investment programs, including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of each Fund’s total assets, including the amount borrowed.

2. Commodities

The Funds may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by commodities).

3. Concentration

Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4. Diversification

Each Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5. Lending

The Funds may not make loans, except the Funds may: (a) purchase publicly issued debt securities; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided the value of the loaned securities does not exceed 33 1/3% of the value of each Fund’s total assets.

6. Real Estate

The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

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7. Senior Securities

The Funds may not issue any senior security (as defined in the 1940 Act), except that: (a) the Funds may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Funds may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Funds may borrow money as authorized by the 1940 Act.

8. Underwriting

The Funds may not underwrite securities issued by others, except to the extent that the Funds may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

For purposes of investment limitation No. 3, the Funds will consider companies to have their principal business activities “in the same industry” if the companies are categorized in the same Subsector by FTSE Russell.  For the purpose of determining industry classification, a Fund may use the industry classification provided by a third-party service provider. Sectors and Subsectors are defined by the Russell Industry Classification Benchmark Industry Classifications.

Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1.     Illiquid Securities

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund is subject to the guidelines set forth in the Trust’s liquidity risk management program. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s assets after the acquisition. Such securities may include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(a)(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered and may be treated as liquid securities if they meet the criteria in the Trust’s liquidity risk management program and related Securities and Exchange Commission (“SEC”) guidance.

2.     Borrowing

Each Fund will not borrow for leveraging purposes, meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

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Instruments in Which the Funds Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objectives, policies, and limitations. The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Funds’ Prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or currently are not available but which may be developed, to the extent such investment practices are both consistent with the Funds’ investment objectives and are legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Funds’ Prospectus and this SAI.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Any convertible securities that a Fund will invest in will be rated at least C or better by Moody’s Investors Service.

Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security; (ii) convert it into the underlying common stock or (iii) sell it to a third-party. Any of the actions could have an adverse effect on a Fund’s ability to achieve its investment objective.

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In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Derivatives. The SEC regulates the use of derivatives and certain related instruments by registered investment companies via Rule 18f-4 under the 1940 Act. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Funds were required to comply with Rule 18f-4 on August 19, 2022 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Each of the Funds is currently a “limited derivatives user” as defined in Rule 18f-4.

Exchange-Traded Funds. Exchange-Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and which is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Funds would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund would be unable to sell any ETF shares that it holds until trading is resumed. The existence of extreme market volatility or potential lack of an active trading market for an ETF's shares could result in such shares trading at a significant premium or discount to its net asset value (“NAV”). In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

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Other risks associated with ETFs include: (i) the possibility that an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

The SEC has adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Foreign Investments. The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). Such investment may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. In addition to investment risks associated with the underlying issuer, ADRs expose a Fund to additional risks associated with non-uniform terms that apply to ADR programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs, currency and liquidity risk. Unsponsored ADRs may involve additional risks. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Funds may also invest directly in U.S. and non-U.S. dollar denominated equity and debt securities of foreign companies.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision and less stringent investor protections. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays in settlement. Foreign securities in which the Funds invest may be traded in markets that close before the time that a Fund calculates its NAV. Furthermore, certain foreign securities in which the Funds invest may be listed on foreign exchanges that trade on weekends or other days when a Fund does not calculate its NAV. As a result, the value of the Funds’ holdings may change on days when shareholders are not able to purchase or redeem a Fund's shares. It may also be difficult to enforce legal rights in foreign countries.

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Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Conestoga Capital Advisors, LLC (the “Adviser”) will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The information available about an investment in a developing country may be less reliable than for comparable issuers in more developed capital markets.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, the Funds may invest in the securities of issuers based in any country when such securities meet the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Funds.

Foreign Custody. The Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Futures Contracts. The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (the “CFTC”), a U.S. government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery. Closing out an open futures position is done by taking an opposite position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

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Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Futures commission merchants may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of their portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when they effect anticipated purchases. The Funds may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts. The Funds will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of each Fund’s total assets.

To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the CEA. An exclusion from the definition of the term “commodity pool operator” in accordance with the CFTC Rule 4.5 has been claimed with respect to the Funds in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.

A Fund may “cover” a long position. For example, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. Where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

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In addition, the extent to which a Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a registered investment company.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in the value of their portfolio securities. There is also the risk of loss by the Funds, of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

Liquidity Risk Management. Pursuant to the Liquidity Rule, each Fund may invest up to 15% of its net assets in illiquid investments. The Funds have implemented a liquidity risk management program and related procedures to identify and monitor illiquid investments pursuant to the Liquidity Rule. In connection with the implementation of the Liquidity Rule and the Funds’ liquidity risk management program, the term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

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Options. The Funds may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Funds must at all times have in their portfolio the securities that they may be obligated to deliver if the option is exercised. The Funds may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Funds may also write call options as a partial hedge against a possible stock market decline. In view of their investment objectives, the Funds generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Funds receive a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Funds remain obligated as a writer of a call option, the Funds forgo the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Funds retain the risk of loss should the value of the underlying security decline. The Funds may also enter into “closing purchase transactions” in order to terminate their obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Funds’ abilities to make closing purchase transactions, there is no assurance that the Funds will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Funds’ portfolio turnover rates, especially during periods when market prices of the underlying securities appreciate.

Interest Rate Risk. The Funds are subject to financial market risks, including changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on the Funds’ investments and investment opportunities and, accordingly, have a material adverse effect on the Funds’ investment objective and the Funds’ rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Funds’ financing needs, if any.

In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Private Investment in Public Equity (“PIPE”) Transactions. The Funds may invest in securities that are purchased in PIPE transactions. Such securities will be purchased directly from a publicly-traded entity in a private placement transaction, typically at a discount to the market price of the entity’s securities. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Such private securities may also be subject to substantial holding periods and/or are not traded in public markets, thereby affecting the liquidity of such investments. Thus, PIPE securities may be deemed illiquid. There is no assurance that such securities will ever be registered with the SEC and there may be a significant delay before such PIPE securities may be sold.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Funds or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Funds may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Funds’ credit and counterparty risks.

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Geopolitical, Pandemic, International Conflict and Climate Change Risks. Geopolitical and other events (e.g., wars, terrorism, natural disasters, climate change, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Wars, terrorist attacks, natural disasters, climate change, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Funds.

Pandemic Risk. The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International Conflict Risk. International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Funds invest in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Funds could be significantly impacted.

Climate Change Risk. Additionally, Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. The Funds cannot predict the effects of or likelihood of such events on the U.S. and world economies or the NAV of the Fund. The issuers of securities, including those held in the Funds’ portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or the Funds.

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Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when they decided to seek registration of the shares.

Reverse Repurchase Agreements. The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements may be considered to be borrowings under the 1940 Act. Pursuant to such agreement, the Funds would sell a portfolio security to a financial institution such as a bank or broker-dealer and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. These instruments may be subject to additional regulation as QFCs (see “Qualified Financial Contracts” above for additional information).

In accordance with Rule 18f-4 under the 1940 Act, when a Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) comply with the asset segregation requirements of Section 18 under the 1940 Act, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Derivatives” above for additional information.

Repurchase Agreements. Securities held by the Funds may be subject to Repurchase Agreements, pursuant to which the Funds would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Funds would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Funds is delayed pending court action. See "Derivatives" above for additional information.

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These instruments may be subject to additional regulation as QFCs (see “Qualified Financial Contracts” above for additional information).

Securities Lending Transactions. The Funds may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. The Funds may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. Generally, the Funds must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds to sufficiently maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While the Funds will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. Each Fund will limit its securities lending to 33 1/3% of its total assets. As of the date of this SAI, the Funds do not currently lend securities.

These instruments may be subject to additional regulation as QFCs (see “Qualified Financial Contracts” above for additional information).

Special Purpose Acquisition Companies. The Funds may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. The officers of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which a Fund holds an investment.

Temporary Defensive Measures -- Short-Term Obligations. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See “Foreign Securities” for a description of risks associated with investments in foreign securities.) Each Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

Short-Term Corporate Obligations. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which the Funds may invest generally consist of those rated in the two highest rating categories of a Nationally Recognized Statistical Rating Organization (“NRSRO”) that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

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Bankers’ Acceptances. Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit. Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. CDs and demand and time deposits invested in by the Funds will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the FDIC or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Foreign Time Deposits. Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank. Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper. Commercial paper (“CP”) consists of unsecured promissory notes issued by corporations. CP issues normally mature in less than nine months and have fixed rates of return. The Funds will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

U.S. Corporate Debt Obligations. The Funds may invest in U.S. corporate debt obligations, including bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but will affect such Fund’s NAV.

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U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Warrants. Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Zero-Coupon Bonds. The Funds may invest in zero-coupon bonds that are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates. For this reason, zero-coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

Custody and Banking Risks. A Fund’s assets may be maintained with one or more banks or other depository institutions (“banking institutions”). In addition, a Fund’s assets may be maintained at regional (or mid-size) banking institutions or large banking institutions. Regional banking institutions are generally subject to fewer regulatory safeguards than large banking institutions, causing regional banking institutions to be perceived as having greater credit risk than large banking institutions. The distress, impairment or failure of one or more banking institutions holding a Fund’s assets may inhibit the ability of a Fund to access depository or money market accounts at all or in a timely manner. Such events can be caused by various factors including negative market sentiment, significant withdrawals, fraud, or poor management. In such cases, a Fund may need to delay or forgo making new investments, or a Fund may need to sell another investment to raise cash when it is not desirable to do so, which could result in lower performance. In the event of such a failure of a banking institution, access to depository accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of the amounts insured by the FDIC. In such instances, a Fund may not recover such excess uninsured amounts and instead would only have an unsecured claim against the banking institution and may be able to recover only the residual value of the banking institution’s assets, if any value is recovered at all. The loss of any assets maintained with a banking institution or the inability to access such assets for a period of time, even if ultimately recovered, could be materially adverse to a Fund. In addition, the Adviser may not be able to identify all potential solvency or stress concerns with respect to a banking institution or transfer assets from one bank to another in a timely manner in the event a banking institution comes under stress or fails. It is also possible that a Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to access to capital, economic terms, or otherwise).

Cyber Security Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, including private shareholder information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Trust, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. The Funds and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds or the Adviser. There can be no assurance that the Funds or their service providers, or the issuers of the securities in which the Funds invest, will not suffer losses relating to cybersecurity breaches in the future. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

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SOFR Risk. The Secured Overnight Financial Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Portfolio Turnover

The portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of the Funds’ purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the fiscal years ended September 30, 2023 and September 30, 2024 the Small Cap Fund’s portfolio turnover amounted to 13% and 16%, respectively. For the fiscal years ended September 30, 2023 and September 30, 2024, the SMid Cap Fund’s portfolio turnover amounted to 9% and 10%, respectively. For the fiscal years ended September 30, 2023 and September 30, 2024, the Mid Cap Fund’s portfolio turnover amounted to 9% and 5%, respectively. For the fiscal years ended September 30, 2023 and September 30, 2024, the Discovery Fund’s portfolio turnover amounted to 23% and 32%, respectively.

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Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Funds, the Adviser, or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring the Funds’ compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of the Funds’ portfolio holdings may only be made if: (i) a Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds. In none of these arrangements do the Funds or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

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Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Conestoga Capital Advisors, LLC	Daily
Transfer Agent / Fund Accounting	Ultimus Fund Solutions, LLC	Daily
Custodian	UMB Bank, N.A.	Daily
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.
Legal Counsel	Faegre Drinker Biddle & Reath LLP	Up to 30 days before filing with the SEC. Periodically, as necessary for performance of legal services.
Distributor	Ultimus Fund Distributors, LLC	Monthly

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each share class of each Fund is determined and the shares of the Funds are priced as of the valuation time indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. In 2023, the NYSE will not open in observance of the following holidays: Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. This closing schedule is subject to change.

For purposes of computing the NAV of each share class of each Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith consistent with the Trust’s fair value methodologies.

Rule 2a-5 under the 1940 Act has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 29(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Funds adopted Pricing and Valuation Guidelines conforming to the new rules and designating the Adviser as Valuation Designee for the Funds’ holdings, effective September 8, 2022.

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PERFORMANCE

From time to time, the “average annual total return” and “total return” of an investment in each class of each Fund’s shares may be advertised. An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General. Total return information may be useful to investors in reviewing the Funds’ performance. The Funds’ advertisements of their performance must, under applicable SEC rules, include the average annual total returns of the Funds for the 1-, 5-, and 10-year periods (or the life of the applicable Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Funds are not insured; their total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by the Trust of future rates of return on its shares. The total returns of the shares of the Funds are affected by portfolio quality, portfolio maturity, the type of investments the Funds hold, and operating expenses.

Total Returns Before Taxes. The “average annual total return before taxes” of each share class of each Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes

    P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of each Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

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ATVD - P = Total Return After Taxes on Distributions

       P

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of each Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on

     Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

         P

From time to time the Funds may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges, if any) and takes into consideration the reinvestment of dividends and capital gains distributions.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Funds have made certain commitments that: (i) provide for one or more brokers to accept on the Funds’ behalf, purchase, exchange and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase, exchange and redemption orders on the Funds’ behalf; (iii) provide that the Funds will be deemed to have received a purchase, exchange or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Funds’ NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase, exchange or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Funds solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Funds. Shareholders receiving securities or other property on redemption will generally realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

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DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends from their net investment income and make distributions of net capital gains, if any, annually.

The amount of the Funds’ distributions may vary from time to time depending on market conditions, the composition of the Funds’ portfolio, and expenses borne by the Funds.

The net income of the Funds, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Funds, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Funds’ assets, less all expenses and liabilities of the Funds, chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

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Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in certain financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund does not make an election to recognize income annually during the period of its ownership of the shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Each Fund may also be subject to foreign withholding or other foreign taxes on income or gain from foreign securities in which the Fund invests.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board (the “Trustees”), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act. The Funds are managed by the Board in accordance with the laws of the State of Delaware. There are currently seven (7) Trustees, five (5) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations (including its separate series, as applicable).

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The following table lists each Trustee, his or her year of birth, position with the Trust, principal occupations during the past five years, and other directorships. No Trustee of the Trust is a “member of the immediate family” of any other Trustee or officer of the Trust. A “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships (as defined in the 1940 Act). Each Trustee oversees the Funds. There is no defined term of office, and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Independent Trustee, upon reaching the age of 75, will be required to promptly submit his or her written resignation as a member of the Board to be effective as of December 31 of that year (the “Retirement Year”). The Board may, in its sole discretion, suspend the resignation requirement or postpone the effectiveness of the resignation with respect to an individual Independent Trustee until such time as it chooses, if the Board determines that it is in the best interests of the Trust to do so, in which case the Independent Trustee may continue to serve as a Trustee past the end of his or her Retirement Year.

Each Trustee’s address is c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships**
Independent Trustees
Nicholas J. Kovich (1956)	Trustee since 2002 and Lead Independent Trustee since 2011	Managing Director, Beach Investment Counsel from 2011 to 2018 and from 2022 to present; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	4	Trustee, the Milestone Funds (1 Portfolio) from 2007-2011.
James G. Logue (1956)	Trustee since 2013 and Chair of the Nominating Committee since 2018	Shareholder, McCausland Keen + Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	4	None

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Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships**
Denise C. Marbach (1954)	Trustee since 2018 and Chair of the Audit Committee since 2019	President, Gwynedd Mercy Academy High School (2017-Present); Partner, PricewaterhouseCoopers LLP (1998-2015); Partner, Coopers & Lybrand (1987-1998).	4	None
M. Eugenie G. Logue (1969)	Trustee since 2020	Chief Financial Officer of Xponance, Inc (formerly FIS Group, Inc.) since 2018; Managing Director, Rosemont Investment Partners, LLC since 2002.	4	Independent Trustee of the Cheswold Lane Funds from 2005 to 2015.
James R. Warren (1969)	Trustee since 2020	Independent Consultant since September 2024; Chief Operating Officer of Fiduciary Exchange LLC (FIDx) (an annuity marketplace platform) from 2022 to 2024; Chief Operating Officer of Clark Capital Management from 2021 to 2022; Vice President & Managing Director of SEI Investments from 2004 to 2021.	4	None
Interested Trustees
Robert M. Mitchell (1969)***	Chairman of the Board since 2020, Chief Executive Officer since 2019 and Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	4	None
Mark S. Clewett (1968)***	Trustee since 2020 and Senior Vice President since 2006	Managing Partner and President since 2018 of CCA and Director of Institutional Sales and Client Service for CCA since 2006.	4	None

*	The “Fund Complex” consists of the Funds.

**	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

***	Messrs. Mitchell and Clewett are deemed to be “interested persons” of the Trust by reason of their positions with the Funds’ Adviser.

The Board believes that each of the Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting and/or public service; experience as a board member of the Funds and other funds in the Fund Complex, other investment funds, or non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

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Nicholas J. Kovich             Mr. Kovich has been an Independent Trustee since 2002 and serves as the lead independent Trustee of the Trust. Mr. Kovich has substantial financial and asset management experience, in addition to senior executive-level management experience.

James G. Logue                 Mr. Logue has been an Independent Trustee since 2013 and the Chairman of the Nominating and Corporate Governance Committee. Mr. Logue has substantial legal counsel experience, in addition to senior executive-level management experience.

Denise C. Marbach           Ms. Marbach has been an Independent Trustee since 2018 and the Chair of the Audit Committee since 2019. Ms. Marbach has substantial financial, managerial and consulting experience.

M. Eugenie G. Logue         Ms. Logue has been an Independent Trustee of the Trust since January 2020. Ms. Logue has significant investment management and investment company experience.

James R. Warren Mr.         Warren has been an Independent Trustee of the Trust since January 2020. Mr. Warren has significant financial and investment industry experience.

Robert M. Mitchell             Mr. Mitchell has been Treasurer since 2002, a Trustee since 2011 and Chief Executive Officer since 2019. Mr. Mitchell has substantial financial and asset management experience, in addition to senior executive-level management experience.

Mark S. Clewett                 Mr. Clewett has been a Trustee since January 2020, President of CCA since 2018, and has been Senior Vice President of the Trust since 2006. Mr. Clewett’s extensive knowledge of the investment management industry and investment management strategies, as well as his familiarity with CCA and the Funds, led to the conclusion that he should serve as a Trustee.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ Agreement and Declaration of Trust and By-Laws. The Board is currently composed of seven members, five of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed Robert M. Mitchell, an interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Nicholas J. Kovich serves as the lead independent Trustee of the Trust. As lead independent Trustee, Mr. Kovich chairs the executive sessions of the independent Trustees of the Trust and reports the results of executive sessions and meetings of the independent Trustees to the full Board. Mr. Kovich also serves as a point of contact between the independent Trustees and the Adviser between the Board’s regular quarterly meetings. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Trust and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has an Audit Committee consisting of all of the Independent Trustees and chaired by Ms. Marbach. The primary purposes of the Audit Committee are to (1) oversee the accounting and financial reporting processes of each Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, inquire into the internal control over financial reporting of certain third-party service providers; (2) recommend the appointment and compensation of the Trust’s independent auditors; (3) oversee the Trust’s independent auditors, accounting and financial reporting policies, practices and internal controls; and (4) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002. The Audit Committee will endeavor to assure the quality and objectivity of the Trust’s independent audit and the financial statements of each Fund and act as a liaison between the Board and the Trust’s independent auditors. The Board has determined that Ms. Marbach may serve as the Audit Committee Financial Expert. The Audit Committee met two times during the fiscal year ended September 30, 2024.

The Board has a standing Nominating and Corporate Governance Committee that is composed of all of the Independent Trustees and Chaired by Mr. Logue. The principal responsibility of the Nominating and Corporate Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating and Corporate Governance Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating and Corporate Governance Committee shall also assist the Board in its review and oversight of governance matters, including the performance of the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended September 30, 2024.

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The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Funds as of December 31, 2024. No Independent Trustee or his or her immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 31, 2024, the Trustees and Officers as a group held less than 1% of the outstanding shares of each class of the SMid Cap Fund and Small Cap Fund. As of that date, the Trustees and officers of the Trust owned 45.13% of the Mid Cap Fund’s outstanding securities and 20.60% of the Discovery Fund’s outstanding securities.

Independent Trustees	Dollar Range of Equity Securities in the Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund	Dollar Range of Equity Securities in the Mid Cap Fund	Dollar Range of Equity Securities in the Discovery Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies [1]
Nicholas J. Kovich	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
James G. Logue	$10,001-$50,000	Over $100,000	$10,001-$50,000	None	Over $100,000
Denise C. Marbach	$50,001-$100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
M. Eugenie G. Logue	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
James R. Warren	Over $100,000	$50,001-$100,000	$10,001-$50,000	None	Over $100,000
Interested Trustees
Robert M. Mitchell	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Mark S. Clewett	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
[1]	The Conestoga Funds “family of funds” consists of the Funds. Trustee holdings in the Conestoga family of funds as of December 31, 2024 include the Trustee’s holdings of the Funds.

Board Compensation.

Effective January 1, 2025, the Independent Trustees receive a quarterly retainer of $17,750 (except that such retainer is $36,400 for the Lead Independent Trustee and $30,340 for the Chair of the Audit Committee, annually), $5,000 per quarterly and special in-person meeting, and $2,500 per special telephonic meeting. Messrs. Mitchell and Clewett do not receive compensation in the form of trustee fees from the Trust.

From January 1, 2024 through December 31, 2024, the Independent Trustees received a quarterly retainer of $15,625 (except that such retainer is $33,000 for the Lead Independent Trustee and $27,500 for the Chair of the Audit Committee, annually), $5,000 per quarterly and special in-person meeting, and $2,500 per special telephonic meeting. Messrs. Mitchell and Clewett do not receive compensation in the form of trustee fees from the Trust.

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For the fiscal year ended September 30, 2024, the Independent Trustees received the following fees:

Trustee	Compensation from Small Cap Fund	Compensation from SMid Cap Fund	Compensation from Mid Cap Fund	Compensation from Discovery Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustee
Mr. Nicholas J. Kovich	$55,793	$55,793	$588	$733	None	None	$112,907
Mr. James G. Logue	$39,668	$39,668	$557	$733	None	None	$80,626
Ms. Denise C. Marbach	$53,105	$53,105	$525	$733	None	None	$107,468
M. Eugenie G. Logue	$39,668	$39,668	$557	$733	None	None	$80,626
James R. Warren	$39,668	$39,668	$557	$733	None	None	$80,626

Officers.

The following table lists each officer of the Trust, his or her year of birth, position with the Trust, and principal occupations during the past five years. No officer of the Trust is a “member of the immediate family” (as defined above) of any other Trustee or officer of the Trust. There is no defined term of office, and each officer of the Trust serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Messrs. Mitchell, D’Orazio, Clewett, Monahan and Walker are affiliated persons of the Funds’ Adviser. Ms. Simmons and Messrs. Bauer and Preston are affiliated persons of the Funds’ Distributor.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years
Robert M. Mitchell (1969)	Chairman of the Board since 2020; Chief Executive Officer since 2019	Trustee of the Trust since 2011; Treasurer of the Trust from 2002-2019; Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Trustee of the Trust since 2020; Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009 and Treasurer since 2019	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.

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Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years
Neil Walker (1980)	Assistant Treasurer since 2024	Controller of Conestoga Capital Advisors, LLC since 2024.
Angela A. Simmons (1975)	Assistant Treasurer since 2023	Since 2022, Vice President of Financial Administration and Assistant Vice President, Financial Administration from 2015 to 2022 of Ultimus Fund Solutions, LLC
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2022, Vice President, Fund Accounting; from 2015 to 2022, Assistant Vice President, Fund Accounting; and from 2012 to 2015 Fund Accounting Manager of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2021	Since 2011, Senior Vice President, Broker Dealer Chief Compliance Officer of Ultimus Fund Solutions, LLC.

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a Delaware limited liability company registered as an investment adviser with the SEC. The Adviser is 100% owned by Mr. Mitchell, Mr. D’Orazio, Mr. Clewett, Mr. Monahan, Mr. Niederer, Mr. Schipper, Mr. Carlin, Mr. Johnston, Mr. Riggs, Ms. Czerpak, Ms. Castorano, Ms. Romito, Mr. Chang, Ms. Kowalski and Mr. Martindale. Messrs. Mitchell, D’Orazio, Clewett and Monahan are considered “control persons” (as defined in the 1940 Act) of the Adviser. As of December 31, 2024, the Adviser managed approximately $8.76 billion for numerous clients.

Small Cap Fund Investment Advisory Agreement.

On November 11, 2024, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement between the Trust, on behalf of the Small Cap Fund and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement the Fund pays the Adviser a monthly fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets.

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During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024 the Small Cap Fund paid the Adviser $34,109,594, $30,597,346 and $34,999,231, respectively.

The Adviser has contractually agreed to limit the Small Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and to 0.90% (for the Institutional Class) of the Small Cap Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Small Cap Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Adviser waived $3,721,883, $3,320,403 and $3,942,587 in fees, resulting in a net advisory fee of $30,387,711, $27,276,943 and $31,056,644 respectively.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the Small Cap Fund or any shareholder of the Small Cap Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Small Cap Fund or any shareholder of the Small Cap Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Small Cap Fund for consecutive one-year terms, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Small Cap Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

SMid Cap Fund Investment Advisory Agreement.

On November 11, 2024, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement between the Trust, on behalf of the SMid Cap Fund and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the SMid Cap Fund pays the Adviser a monthly fee calculated at an annual rate of 0.85% of the SMid Cap Fund’s average daily net assets. During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the SMid Cap Fund paid the Adviser $3,254,573, $3,128,924 and $4,451,442, respectively.

The Adviser has contractually agreed to limit the SMid Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.10% (for the Investors Class) and to 0.85% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the SMid Cap Fund. From January 31, 2017 to January 30, 2018, the contractual limitation was 1.15% for Investors Class and 0.90% for Institutional Class. Prior to January 31, 2017, the contractual limitation was 1.35% for Investors Class and 1.10% for Institutional Class. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Adviser waived $857,808, $842,060 and $921,323 in fees, resulting in a net advisory fee of $2,396,765, $2,286,864 and $3,530,119, respectively.

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The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the SMid Cap Fund or any shareholder of the SMid Cap Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the SMid Cap Fund or any shareholder of the SMid Cap Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the SMid Cap Fund for consecutive one-year terms, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the SMid Cap Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Mid Cap Fund Investment Advisory Agreement.

On November 11, 2024, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement between the Trust, on behalf of the Mid Cap Fund and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Mid Cap Fund pays the Adviser a monthly fee calculated at an annual rate of 0.80% of the Mid Cap Fund’s average daily net assets. During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Mid Cap Fund paid the Adviser $14,828, $16,890 and $22,467, respectively.

The Adviser has contractually agreed to limit the Mid Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.05% (for the Investors Class) and 0.80% (for the Institutional Class) of the Mid Cap Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Mid Cap Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Adviser waived $226,565, $260,597 and $244,391 in fees, resulting in a net advisory fee of $211,737, $216,890 and $221,924, respectively.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the Mid Cap Fund or any shareholder of the Mid Cap Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Mid Cap Fund or any shareholder of the Mid Cap Fund in connection with the performance of the agreement.

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The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Mid Cap Fund for consecutive one-year terms, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Mid Cap Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Discovery Fund Investment Advisory Agreement.

On November 11, 2024, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement between the Trust, on behalf of the Discovery Fund and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Discovery Fund pays the Adviser a monthly fee calculated at an annual rate of 1.00% of the Discovery Fund’s average daily net assets. During the fiscal period from December 20, 2021 (commencement of operations of the Discovery Fund) to September 30, 2022 and the fiscal years ended September 30, 2023 and September 30, 2024, the Discovery Fund paid the Adviser $19,898, $23,415 and $37,225, respectively.

The Adviser has contractually agreed to limit the Mid Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% (for the Investors Class) and to 1.25% (for the Institutional Class) of the Discovery Fund’s average daily net assets until at least January 31, 2026, subject to termination at any time at the option of the Discovery Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. During the fiscal period from December 20, 2021 (commencement of operations of the Discovery Fund) to September 30, 2022 and the fiscal years ended September 30, 2023 and September 30, 2024, the Adviser waived $161,532, $258,435 and $246,272 in fees, resulting in a net advisory fee of $141,634, $235,020 and $209,047, respectively.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, the Discovery Fund or any shareholder of the Discovery Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Discovery Fund or any shareholder of the Discovery Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Discovery Fund for consecutive one-year terms, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Discovery Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

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Portfolio Managers.

This section includes information about Robert M. Mitchell, Joseph F. Monahan, Derek S. Johnston, Ted Chang and David R. Neiderer, the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of the end of the Funds’ last completed fiscal year, but does not include the Funds. The Funds managed by each portfolio manager are listed below the portfolio manager’s name.

Portfolio Manager	Number of Other Accounts (Total Assets)* as of September 30, 2024		Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of September 30, 2024
Robert M. Mitchell Conestoga Small Cap Fund Conestoga SMid Cap Fund Conestoga Mid Cap Fund Conestoga Discovery Fund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 4 217	$407 million $624 million $1.9 billion	None None None
Joseph F. Monahan Conestoga Small Cap Fund Conestoga SMid Cap Fund Conestoga Discovery Fund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 2 173	$407 million $436 million $1.3 billion	None None None

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Portfolio Manager	Number of Other Accounts (Total Assets)* as of September 30, 2024		Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of September 30, 2024
Derek S. Johnston Conestoga SMid Cap Fund Conestoga Mid Cap Fund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 1 35	$0 million $51 million $756 million	None None None
Ted Chang Conestoga Mid Cap Fund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 13	$0 million $0 million $21 million	None None None
David R. Neiderer Conestoga Discovery Fund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 4	$0 million $0 million $39 million	None None None

*	Rounded to the nearest million.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds. As a result, these other accounts may invest in the same securities as the Funds. The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

The following table contains each portfolio manager’s ownership of shares of the Fund(s) he manages, as of September 30, 2024.

Name	Fund	Ownership Range
Robert M. Mitchell	Conestoga Small Cap Fund	$500,001 - $1,000,000
	Conestoga SMid Cap Fund	$100,001 - $500,000
	Conestoga Mid Cap Fund	$500,001 - $1,000,000
	Conestoga Discovery Fund	$100,001 - $500,000
Joseph F. Monahan	Conestoga Small Cap Fund	$100,001 - $500,000
	Conestoga SMid Cap Fund	$100,001 - $500,000

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	Conestoga Mid Cap Fund	$100,001 - $500,000
	Conestoga Discovery Fund	$100,001 - $500,000
Derek S. Johnston	Conestoga Small Cap Fund	$100,001 - $500,000
	Conestoga SMid Cap Fund	$500,001 - $1,000,000
	Conestoga Mid Cap Fund	$100,001 - $500,000
	Conestoga Discovery Fund	$50,001 - $100,000
Ted Chang	Conestoga Small Cap Fund	$100,001 - $500,000
	Conestoga Mid Cap Fund	$500,001 - $1,000,000
David R. Neiderer	Conestoga Small Cap Fund	$500,001 - $1,000,000
	Conestoga SMid Cap Fund	$100,001 - $500,000
	Conestoga Mid Cap Fund	$10,001 - $50,000
	Conestoga Discovery Fund	$100,001 - $500,000

Compensation

Each of the Fund’s portfolio managers is a partner of the Adviser. As such, each portfolio manager receives a share of the Adviser’s annual profits, as specified in the manager’s partnership agreement with the Adviser, from the Adviser’s management of the Funds and all other accounts.

Custodian.

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 (the “Custodian”) serves as custodian for the assets of the Funds under an agreement with the Trust, on behalf of the Funds, and the Adviser, dated November 28, 2006 (the “Custodian Agreement”). Under the Custody Agreement, the Custodian holds the Funds’ securities and keeps all necessary accounts and records. Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Funds; (2) makes receipts and disbursements of money on behalf of the Funds; (3) collects and receives all income and other payments and distributions on account of the Funds’ securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Funds and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distributor.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”) serves as distributor for the continuous offering of the Funds’ shares.

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Small Cap Fund Distribution Plan.

As described in the prospectus, the Trust, on behalf of the Small Cap Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the Small Cap Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Small Cap Fund’s average daily net assets attributable to Investors Class shares. During the fiscal year ended September 30, 2024, Investors Class shares of the Small Cap Fund paid $1,825,999 in fees under the Distribution Plan.

The Distribution Plan provides that the Small Cap Fund may finance activities that are primarily intended to result in the sale of the Small Cap Fund’s shares, including, but not limited to, advertising, printing of prospectus and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Small Cap Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Small Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the Small Cap Fund will furnish to the Board a written report of the amounts spent by the Small Cap Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

The Distribution Plan will remain in effect until September 30, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan cast in person at a meeting called for the purposes of voting on the approval of the Distribution Plan.

SMid Cap Fund Distribution Plan.

As described in the prospectus, the Trust, on behalf of the SMid Cap Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the SMid Cap Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the SMid Cap Fund’s average daily net assets attributable to Investors Class shares. During the fiscal year ended September 30, 2024, Investors Class shares of the SMid Cap Fund paid $107,065 in fees under the Distribution Plan.

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The Distribution Plan provides that the SMid Cap Fund may finance activities that are primarily intended to result in the sale of the SMid Cap Fund’s shares, including, but not limited to, advertising, printing of prospectus and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the SMid Cap Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the SMid Cap Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the SMid Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the SMid Cap Fund will furnish to the Board a written report of the amounts spent by the SMid Cap Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

The Distribution Plan will remain in effect until September 30, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan cast in person at a meeting called for the purposes of voting on the approval of the Distribution Plan.

Mid Cap Fund Distribution Plan.

As described in the prospectus, the Trust, on behalf of the Mid Cap Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the Mid Cap Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Mid Cap Fund’s average daily net assets attributable to Investors Class shares. During the fiscal year ended September 30, 2024, Investors Class shares of the Mid Cap Fund paid $1,209 in fees under the Distribution Plan.

The Distribution Plan provides that the Mid Cap Fund may finance activities that are primarily intended to result in the sale of the Mid Cap Fund’s shares, including, but not limited to, advertising, printing of prospectus and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Mid Cap Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Mid Cap Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Mid Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the Mid Cap Fund will furnish to the Board a written report of the amounts spent by the Mid Cap Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

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The Distribution Plan will remain in effect until September 30, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan cast in person at a meeting called for the purposes of voting on the approval of the Distribution Plan.

Discovery Fund Distribution Plan.

As described in the prospectus, the Trust, on behalf of the Discovery Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Discovery Fund’s average daily net assets attributable to Investors Class shares. During the fiscal year ended September 30, 2024, Investors Class shares of the Discovery Fund paid $4,099 in fees under the Distribution Plan.

The Distribution Plan provides that the Discovery Fund may finance activities that are primarily intended to result in the sale of the Discovery Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Discovery Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Discovery Fund and its shareholders. The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Discovery Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Distribution Plan remains in effect, the Discovery Fund will furnish to the Board a written report of the amounts spent by the Discovery Fund under the Plan and the purposes for these expenditures. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

The Distribution Plan will remain in effect until November 17, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan cast in person at a meeting called for the purposes of voting on the approval of the Distribution Plan.

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Small Cap Fund Shareholder Servicing Plan.

Effective August 12, 2004, the Trust adopted a shareholder servicing plan on behalf of the Small Cap Fund. Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Small Cap Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Small Cap Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Small Cap Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Small Cap Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

As stated in the Prospectus, for these services, the Small Cap Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund does not intend to pay more than 0.10% in servicing fees for Institutional Class Shares through September 30, 2022. The Board currently limits the Fund’s Shareholder Servicing Plan fees to 0.05% of the average daily net assets attributable to Investor Class shares of the Fund. During the fiscal year ended September 30, 2022, the Institutional Class shares and the Investors Class shares of the Small Cap Fund paid $1,484,477 and $410,639, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2023, the Institutional Class shares and the Investors Class shares of the Small Cap Fund paid $1,270,812 and $354,089, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2024, the Institutional Class shares and the Investors Class shares of the Small Cap Fund paid $1,759,557 and $365,198, respectively, in fees under the Shareholder Servicing Plan.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Small Cap Fund’s shareholders. The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Small Cap Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

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SMid Cap Fund Shareholder Servicing Plan

Effective January 21, 2014, the Trust adopted a Shareholder Servicing Plan on behalf of the SMid Cap Fund. Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the SMid Cap Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the SMid Cap Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the SMid Cap Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the SMid Cap Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

As stated in the Prospectus, for these services, the SMid Cap Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund does not intend to pay more than 0.10% in servicing fees for Institutional Class shares through September 30, 2022. The Board currently limits the Fund’s Shareholder Servicing Plan fees to 0.05% of the average daily net assets attributable to Investor Class shares of the Fund. During the fiscal year ended September 30, 2022, the Institutional Class shares and the Investors Class shares of the SMid Cap Fund paid $247,776 and $29,245, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2023, the Institutional Class shares and the Investors Class shares of the SMid Cap Fund paid $224,229 and $23,891, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2024, the Institutional Class shares and the Investors Class shares of the SMid Cap Fund paid $261,616 and $21,413, respectively, in fees under the Shareholder Servicing Plan.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Rule 12b-1 Trustees, considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the SMid Cap Fund’s Investors Class shareholders. The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting Investors Class shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Mid Cap Fund Shareholder Servicing Plan

Effective January 21, 2014, the Trust adopted a Shareholder Servicing Plan on behalf of the Mid Cap Fund. Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Mid Cap Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Mid Cap Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Mid Cap Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Mid Cap Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

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As stated in the Prospectus, for these services, the Mid Cap Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund does not intend to pay more than 0.10% in servicing fees for Institutional Class shares through September 30, 2022. The Board currently limits the Fund’s Shareholder Servicing Plan fees to 0.05% of the average daily net assets attributable to Investor Class shares of the Fund. During the fiscal year ended September 30, 2022, the Institutional Class shares and the Investors Class shares of the Mid Cap Fund paid $1,362 and $246, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2023, the Institutional Class shares and the Investors Class shares of the Mid Cap Fund paid $1,674 and $219, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2024, the Institutional Class shares and the Investors Class shares of the Mid Cap Fund paid $2,325 and $242, respectively, in fees under the Shareholder Servicing Plan.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Rule 12b-1 Trustees, considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Mid Cap Fund’s Investors Class shareholders. The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting Investors Class shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Discovery Fund Shareholder Servicing Plan

Effective January 21, 2014, the Trust adopted a Shareholder Servicing Plan, which has been approved on behalf of the Discovery Fund. Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Discovery Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Discovery Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Discovery Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

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As stated in the Prospectus, for these services, the Discovery Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The shareholder servicing plan for Institutional Class shares, which remains in effect until September 30, 2022, provides that Institutional Class shares will pay a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net assets of Institutional Class shares. The Board currently limits the Fund’s Shareholder Servicing Plan fees to 0.05% of the average daily net assets attributable to Investor Class shares of the Fund. During the fiscal period from December 20, 2021 (commencement of operations of the Discovery Fund) to September 30, 2022, the Institutional Class shares and the Investors Class shares of the Discovery Fund paid $1,857 and $67, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2023, the Institutional Class shares and the Investors Class shares of the Discovery Fund paid $2,154 and $94, respectively, in fees under the Shareholder Servicing Plan. During the fiscal year ended September 30, 2024, the Institutional Class shares and the Investors Class shares of the Discovery Fund paid $2,083 and $820, respectively, in fees under the Shareholder Servicing Plan.

The Shareholder Servicing Plan was also adopted in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. In approving the Shareholder Servicing Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Rule 12b-1 Trustees, considered various factors and determined that there is a reasonable likelihood that the Shareholder Servicing Plan will benefit the Discovery Fund’s Investors Class shareholders. The Shareholder Servicing Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting Investors Class shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Shareholder Servicing Plan.

Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent.

The Trust and Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati OH, 45246 have entered into a Master Services Agreement (the “Master Agreement”).  The Master Agreement provides that Ultimus serves as Fund Accounting Agent, Transfer Agent, Shareholder Servicing Agent and Dividend Disbursing Agent.  The Master Agreement was approved for an initial (1) year term that ended February 28, 2018 and automatically renews for successive one-year periods, provided, however, that either party may terminate the Master Agreement by providing written notice of termination to the other party at least 90 days prior to the expiration of the initial term or then-current renewal term.  For its services under the Master Agreement, Ultimus is entitled to receive a base fee of $51,000 with respect to the Small Cap Fund, SMid Cap Fund, Mid Cap Fund and Discovery Fund, plus an asset-based fee on average daily net assets of 0.01% on combined Fund assets of up to $500 million and 0.005% on assets in excess of $500 million.

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During the Small Cap Fund’s, SMid Cap Fund’s and Mid Cap Fund’s fiscal year ended September 30, 2022 and the Discovery Fund’s fiscal period from December 20, 2021 (commencement of operations) to September 30, 2022, the Small Cap Fund paid $331,726 in transfer agent fees, the SMid Cap Fund paid $41,230 in transfer agent fees, the Mid Cap Fund paid $12,500 in transfer agent fees and the Discovery Fund paid $9,550 in transfer agent fees. During the fiscal year ended September 30, 2023, the Small Cap Fund paid $331,559 in transfer agent fees, the SMid Cap Fund paid $33,392 in transfer agent fees, the Mid Cap Fund paid $15,250 in transfer agent fees and the Discovery Fund paid $14,235 in transfer agent fees. During the fiscal year ended September 30, 2024, the Small Cap Fund paid $345,109 in transfer agent fees, the SMid Cap Fund paid $21,971 in transfer agent fees, the Mid Cap Fund paid $15,420 in transfer agent fees and the Discovery Fund paid $15,420 in transfer agent fees.

During the Small Cap Fund’s, SMid Cap Fund’s and Mid Cap Fund’s fiscal year ended September 30, 2022 and the Discovery Fund’s fiscal period from December 20, 2021 (commencement of operations) to September 30, 2022, the Small Cap Fund paid $265,371 in fund accounting and administration fees, the SMid Cap Fund paid $89,266 in fund accounting and administration fees, the Mid Cap Fund paid $38,059 in fund accounting and administration fees and the Discovery Fund paid $28,652 in fund accounting and administration fees. During the fiscal year ended September 30, 2023, the Small Cap Fund paid $248,048 in fund accounting and administration fees, the SMid Cap Fund paid $89,850 in fund accounting and administration fees, the Mid Cap Fund paid $43,707 in fund accounting and administration fees and the Discovery Fund paid $41,856 in fund accounting and administration fees. During the fiscal year ended September 30, 2024, the Small Cap Fund paid $276,090 in fund accounting and administration fees, the SMid Cap Fund paid $105,846 in fund accounting and administration fees, the Mid Cap Fund paid $48,960 in fund accounting and administration fees and the Discovery Fund paid $49,050 in fund accounting and administration fees.

Independent Registered Public Accounting Firm.

Cohen & Company, Ltd. (“Cohen”), 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103, serves as counsel to the Trust.

Stradley Ronon Stevens & Young LLP, 2005 Market Street, Suite 2600, serves as counsel to the Independent Trustees.

Code of Ethics.

The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds and the Adviser must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy.

The Trust has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Trust votes proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Funds or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Funds’ proxy voting records and this Policy.

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The Trust has delegated the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Funds’ shareholders, untainted by conflicts of interests. The Trust’s Policy and the Adviser’s Policy are attached to this SAI at Appendix B. Both Policies are subject to Board review annually.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling 1-800-494-2755; (2) at the Funds’ website (conestogafunds.com); and (3) at the SEC’s website (sec.gov).

Portfolio Transactions.

Under the Advisory Agreements, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Funds’ investment objectives, policies and limitations, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute their portfolio transactions. Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission. At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. These transactions are usually conducted on a net basis, and no brokerage commissions are paid by the Funds. While the Adviser generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to “work” a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser; the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser’s attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser’s duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

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All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Funds in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients. In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Funds only.

Investment decisions for the Funds are made independently from those made for any other account managed by the Adviser. Such other accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain best execution. In making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser or its affiliates.

During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Small Cap Fund paid $1,369,715, $807,635 and $1,266,267, respectively, in brokerage commissions. During the fiscal year ended September 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Small Cap Fund’s brokerage transactions to brokers because of research services provided. These transactions amounted to $936,904,176 and the related commissions amounted to $980,051.

During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the SMid Cap Fund paid $99,683, $61,275 and $205,504, respectively, in brokerage commissions. During the fiscal year ended September 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the SMid Cap Fund’s brokerage transactions to brokers because of research services provided. These transactions amounted to $165,632,903 and the related commissions amounted to $112,397.

During the fiscal years ended September 30, 2022, September 30, 2023 and September 30, 2024, the Mid Cap Fund paid $422, $280.60 and $250.28 in brokerage commissions, respectively. During the fiscal year ended September 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Mid Cap Fund’s brokerage transactions to brokers because of research services provided. These transactions amounted to $478,429 and the related commissions amounted to $183.88.

During the fiscal period from December 20, 2021 (commencement of operations of the Discovery Fund) to September 30, 2022 and the fiscal years ended September 30, 2023 and September 30, 2024, the Discovery Fund paid $3,116, $3,518.40 and $11,354 in brokerage commissions, respectively. During the fiscal year ended September 30, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Discovery Fund’s brokerage transactions to brokers because of research services provided. These transactions amounted to $1,774,493 and the related commissions amounted to $4,879.

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As of September 30, 2024, the Funds held no securities of their regular brokers or dealers (or their parents). The Funds do not have an affiliated broker.

FINANCIAL STATEMENTS

The audited financial statements of the Trust, with respect to the SMid Cap Fund, Mid Cap Fund, Small Cap Fund and Discovery Fund, for the fiscal year ended September 30, 2024 included in the Funds’ Annual Financial Statements and Other Information Report on Form N-CSR are incorporated by reference herein. No other parts of the annual report are incorporated by reference.

ADDITIONAL INFORMATION

Description of Shares.

The Agreement and Declaration of Trust, as may be amended, (the “Trust Instrument”) authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently has two series of shares, which represent interests in the Funds.

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Funds are entitled to receive the assets available for distribution belonging to the Funds, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

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The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Funds or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law. The Trust Instrument allows the Trustees to take actions upon the authority of a majority of the Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust’s Bylaws define the rights and obligations of the Trust’s officers and provide rules for routine matters such as calling meetings. The Bylaws govern the use of proxies at shareholder meetings. According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Principal Holders of Securities.

The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of each class of the Small Cap Fund’s shares as of December 31, 2024. A beneficial owner of more than 25% of the Small Cap Fund’s’ shares is presumed, under the 1940 Act, to control the Small Cap Fund. Shareholders controlling a class of the Small Cap Fund could have the ability to vote a majority of the shares of a class of the Small Cap Fund on any matter requiring the approval of the shareholders of a class of the Small Cap Fund.

Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Small Cap Fund
NFS LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	INVESTOR	4,129,997	42.08%	7.65%
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INVESTOR	2,432,587	24.79%	4.50%
NFS LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	INSTITUTIONAL	10,448,062	23.64%	19.34%

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Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Small Cap Fund
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INSTITUTIONAL	13,879,726	31.40%	25.69%
MERRILL LYNCH & CO 4800 DEER CREEK DR EAST JACKSONVILLE, FL 32246	INSTITUTIONAL	4,982,915	11.27%	9.22%
SEI Private Trust Company/FBO First Interstate Bank One Freedom Valley Drive Oaks, PA 19456	INSTITUTIONAL	3,978,442	9.00%	7.37%

The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of each class of the SMid Cap Fund’s shares as of December 31, 2024. A beneficial owner of more than 25% of the SMid Cap Fund’s shares is presumed, under the 1940 Act, to control the SMid Cap Fund. Shareholders controlling a class of the SMid Cap Fund could have the ability to vote a majority of the shares of the class on any matter requiring approval of the shareholders of the class of the SMid Cap Fund.

Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the SMid Cap Fund
NFS LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	INVESTOR	924,455	58.66%	3.35%
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INVESTOR	399,738	25.36%	1.45%
VANGUARD BROKERAGE SERVICES 100 Vanguard Blvd Malvern, PA 19355	INVESTOR	94,998	6.03%	0.34%
NFS LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	INSTITUTIONAL	16,300,129	62.68%	59.10%
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INSTITUTIONAL	4,536,212	17.44%	16.45%
Mac & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	INSTITUTIONAL	1,544,112	5.94%	5.60%
Sheet Metal Workers Annuity Fund of/Local Union No 19 8525 E. Orchard Road Greenwood Village, CO 80111	INSTITUTIONAL	1,566,328	6.02%	5.68%

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The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of each class of the Mid Cap Fund’s shares as of December 31, 2024. A beneficial owner of more than 25% of the Mid Cap Fund’s shares is presumed, under the 1940 Act, to control the Mid Cap Fund. Shareholders controlling a class of the Mid Cap Fund could have the ability to vote a majority of the shares of the class on any matter requiring approval of the shareholders of the class of the Mid Cap Fund.

Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Mid Cap Fund
TED TING-YANG CHANG C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INVESTOR	7,500	14.22%	2.38%
DEREK S. JOHNSTON C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INVESTOR	10,000	18.96%	3.17%
JOSEPH F. MONAHAN C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INVESTOR	10,000	18.96%	3.17%
VANGUARD BROKERAGE SERVICES 100 Vanguard Blvd Malvern, PA 19355	INVESTOR	16,691	31.64%	5.29%
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INSTITUTIONAL	28,490	10.83%	9.02%
DCGT AS TTEE OR CUST 711 HIGH STREET DES MOINES, IA 50392	INSTITUTIONAL	131,438	49.97%	41.62%

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Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Mid Cap Fund
WILLIAM C. MARTINDALE JR. C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INSTITUTIONAL	40,000	15.21%	12.67%
VANGUARD BROKERAGE SERVICES 100 Vanguard Blvd Malvern, PA 19355	INSTITUTIONAL	51,214	19.47%	16.22%

The following table shows, to the best knowledge of the Trust, the beneficial or record holders of 5% or more of each class of the Discovery Fund’s shares as of December 31, 2024. A beneficial owner of more than 25% of the Discovery Fund’s’ shares is presumed, under the 1940 Act, to control the Discovery Fund. Shareholders controlling a class of the Discovery Fund could have the ability to vote a majority of the shares of a class of the Discovery Fund on any matter requiring the approval of the shareholders of a class of the Discovery Fund.

Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Discovery Fund
RBC CAPITAL MARKETS LLC 609 MAIN STREET SUITE 3600 HOUSTON, TX 77002	INVESTOR	26,331	9.94%	4.63%
RBC CAPITAL MARKETS LLC 609 MAIN STREET SUITE 3600 HOUSTON, TX 77002	INVESTOR	14,006	5.29%	2.46%
RBC CAPITAL MARKETS LLC 609 MAIN STREET SUITE 3600 HOUSTON, TX 77002	INVESTOR	13,305	5.02%	2.34%
RBC CAPITAL MARKETS LLC 609 MAIN STREET SUITE 3600 HOUSTON, TX 77002	INVESTOR	13,947	5.26%	2.45%
RBC CAPITAL MARKETS LLC 609 MAIN STREET SUITE 3600 HOUSTON, TX 77002	INVESTOR	13,839	5.22%	2.44%
CHARLES SCHWAB & CO. INC. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	INSTITUTIONAL	64,759	21.35%	11.40%

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Name and Address	Share Class	Number of Shares	Percentage of Share Class	Percent of the Discovery Fund
DAVID LAWSON/JULIE LAWSON C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INSTITUTIONAL	20,440	6.74%	3.60%
DAVID R NEIDERER/JESSICA M NEIDERER C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INSTITUTIONAL	47,928	15.80%	8.43%
SAGE RESOURCES LTD 5400 LBJ FREEWAY, STE 1500 DALLAS, TX 75240	INSTITUTIONAL	45,819	15.11%	8.06%
JOSEPH F. MONAHAN C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INSTITUTIONAL	20,440	6.74%	3.60%
WILLIAM C. MARTINDALE JR C/O CONESTOGA CAPITAL ADVISORS, LLC CROSSPOINT AT VALLEY FORGE 550 E. SWEDESFORD ROAD SUITE 120 EAST WAYNE, PA 19087	INSTITUTIONAL	40,880	13.48%	7.19%
VANGUARD BROKERAGE SERVICES 100 Vanguard Blvd Malvern, PA 19355	INSTITUTIONAL	44,314	14.61%	7.80%

Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX B - PROXY VOTING POLICIES

Conestoga Funds

Proxy Voting Policy and Procedures

The Board of Trustees (the “Board”) of Conestoga Funds (“Conestoga”) has adopted this Proxy Voting Policy and Procedures to:

●	ensure that Conestoga votes proxies in the best interests of shareholders of its series portfolios (each a “Fund”) with a view toward maximizing the value of their investments;

●	address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Conestoga Capital Advisors, LLC (the “Adviser”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

●	provide for oversight of proxy voting by the Board; and

●	provide for the disclosure of the Funds’ proxy voting records and this Policy.

I.	Delegation to the Adviser

Conestoga hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.

The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policies”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of each Fund’s shareholders, untainted by conflicts of interests. The Adviser’s Policies (attached as Exhibit A) are adopted as part of this Policy. The Board must approve any material change in the Adviser’s Policies before it becomes effective with respect to the Funds.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, Conestoga shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”). The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after Conestoga files the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

●	the name of the issuer of the portfolio security

●	the exchange ticker symbol of the portfolio security

●	the CUSIP number for the portfolio security

●	the shareholder meeting date

●	a brief identification of the matter voted upon

●	whether the matter was proposed by the issuer or by a security holder

●	whether the Fund cast a vote and, if so, how the vote was cast

●	whether the vote cast was for or against management of the issuer

B.	Disclosure about the Policy and How to Obtain Information

Description of the Policy. The Funds’ statement of additional information (“SAI”) shall describe this Policy, including the Adviser’s Policy. In lieu of a detailed description, a copy of this Policy and the Adviser’s Policy may be included in the SAI as an appendix, with a brief statement in the SAI itself.

A copy of the detailed description or of this Policy and the Adviser’s Policy shall be posted on the Funds’ website.

How to obtain a copy of the Policy. The Funds shall disclose in all shareholder reports that a description of this Policy is available

●	without charge, upon request, by calling a toll-free number;

●	at the Funds’ website; and

●	at the SEC’s website, www.sec.gov.

How to obtain a copy of proxy votes. The Funds shall disclose in all shareholder reports and their SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

●	without charge, upon request, by calling a toll-free number;

●	at the Fund’s website; and

●	at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Board Review

The Adviser shall report to the Board, at least annually, the Voting Records in a form as the Board may request. This report shall:

●	describe any conflicts of interests that were identified in connection with the voting of securities under the Adviser’s Policy and how they were addressed; and

●	summarize all votes that were made other than in accordance with the Adviser’s Policy.

The Board shall review this Policy and the Adviser’s Policy at the same meeting, and determine whether any amendments to either Policy would be appropriate.

Adopted: October 30, 2003

Revised: November 19, 2009

Revised: May 10, 2012

Revised May 5, 2016

Exhibit A

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

CCA votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Alida Bakker-Castorano, CCA’s Proxy Administrator.

Policy

It is the policy of CCA to vote client proxies in the interest of maximizing Shareholder Value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	CCA shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Proxy Administrator who will obtain proxy voting information from client agreements.

As part of the account opening procedure, all new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, The Client Services Manager, as part of the account opening procedure, will inform the Proxy Administrator that CCA will vote proxies for the new client.

2.	CCA shall work with the client to ensure that CCA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that CCA should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.	CCA uses Broadridge, a third-party proxy voting service provider, to assist in its proxy voting process. The Proxy Administrator will ensure that Broadridge receives proxy voting materials directly from the broker-dealers/custodians.

4.	CCA Absent specific client instructions, the Proxy Administrator votes client proxies through Broadridge according to the Glass Lewis recommendations.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected their own third party to vote proxies, and whose proxies were received by CCA, shall be forwarded to the designee for voting and submission.

5.	The Proxy Administrator will reasonably try to assess any material conflicts between CCA’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as there are no material conflicts of interest identified, CCA will vote proxies according to the Glass Lewis recommendation. CCA may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.	CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA’s fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.	If the Proxy Administrator detects a conflict of interest, the following process will be followed:

a.	The Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the “Committee”). Members of the Committee include persons listed on Attachments A, none of which directly reports to another member of the Committee. The Proxy Administrator will serve as the chairperson.

b.	The Proxy Administrator, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

c.	The Proxy Administrator will identify for the Committee the issuer and proposal to be considered. The Proxy Administrator will also identify the conflict of interest that has been detected. The Proxy Administrator will also identify the Glass Lewis recommendation and the vote he believes is in the interest of shareholder value and the reasons why.

d.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

●	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long term value.

●	Whether the proposal itself is well framed and reasonable.

●	Whether implementation of the proposal would achieve the objectives sought in the proposal.

●	Whether the issues presented would best be handled through government or issuer-specific action.

e.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary will record each member’s vote and the rationale for his decision.

f.	After each member of the Committee has announced his vote, the Secretary will tally the votes. The tally will result in one of the following two decisions:

●	If all members of the Committee have voted in the same direction on the proposal, all of CCA’s proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

●	If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CCA.

9.	The Proxy Administrator shall collect and submit the proxy votes in a timely manner.

10.	The Proxy Administrator will report any attempts by CCA’s personnel to influence the voting of client proxies in a manner that is inconsistent with CCA’s Policy. Such report shall be made to one of CCA’s managing partners, or if the partner is the person attempting to influence the voting, then to CCA’s outside counsel.

11.	All proxy votes will be recorded and the following information will be maintained by the Proxy Administrator or Broadridge:

●	The name of the issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security;

●	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

●	The shareholder meeting date;

●	The number of shares CCA is voting on firm-wide;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether or not CCA cast its vote on the matter;

●	How CCA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

●	Whether CCA cast its vote with or against management; and

●	Whether any client requested an alternative vote of its proxy.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪	Conflict: CCA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in CCA’s client portfolios. For example, CCA may be retained to manage CCA’s pension fund. CCA is a public company and CCA client accounts hold shares of CCA. This type of relationship may influence CCA to vote with management on proxies to gain favor with management. Such favor may influence CCA’s decision to continue its advisory relationship with CCA.

▪	Conflict: CCA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in CCA’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪	Conflict: CCA’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a CCA employee may be a high-level executive of an issuer that is held in CCA’s client portfolios. The spouse could attempt to influence CCA to vote in favor of management.

▪	Conflict: CCA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in CCA’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence CCA to vote proxies in contradiction to the policy.

▪	Conflict: CCA or its affiliate has a financial interest in the outcome of a vote, such as when CCA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 8 of the Procedures for Identification and Voting of Proxies section above will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA’s ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

In addition, the Proxy Administrator will report any attempts by others within CCA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Proxy Administrator should then report the attempt to the CCO or outside legal counsel.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any) by completing a memorandum. This information can lead to future amendments to this proxy voting policy and procedure.

Procedures for CCA’s Receipt of Class Actions

CCA recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.  When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action.  Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator.  After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by CCA for a private client (i.e., separate managed account), CCA will forward such documents to the client to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that CCA is not qualified to make for the client.  Therefore CCA will not file “Class Actions” on behalf of any client.

If “Class Action” documents are received by CCA on behalf of the Small, SMid and Mid Cap Fund, CCA will ensure that the Fund either participate in, or opt out of, any class action settlements received.  CCA will determine if it is in the best interest of the Fund to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event CCA opts out of a class action settlement, CCA will maintain documentation of any cost/benefit analysis to support its decision.

Recordkeeping

CCA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any employee of CCA, must be promptly reported to the Proxy Administrator. All written requests must be retained in the permanent file.

▪	The Proxy Administrator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Proxy Administrator will distribute to any client requesting proxy voting information the complete proxy voting record of CCA for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Adviser CCA. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

▪	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions. Note: CCA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	CCA Proxy Voting Record.

▪	Documents prepared or created by CCA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is CCA’s policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Attachment A

CONESTOGA CAPITAL ADVISORS, LLC

List of Proxy Voting Committee Members

The following is a list, as of May 16, 2016 of the members of CCA’s proxy voting committee:

Member 1	Robert M. Mitchell
Member 2	Joseph F. Monahan
Member 3	Derek S. Johnston
Member 4	Duane R. D’Orazio

ATTACHMENT B

CONESTOGA CAPITAL ADVISORS, LLC

ANNUAL REPORT OF PROXY VOTING CONFLICTS

To:	Duane D’Orazio, Compliance Officer

From:	Robert Mitchell, Proxy Administrator

Date:

Re:	Proxy Voting Conflict of Interest

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

By signing below, I certify that I have read and reviewed CCA’s Proxy Voting Policy and Procedures. Furthermore, I acknowledge that, to the best of my knowledge and based upon my understanding of Advisor’s operations, material relationships and affiliations, policies, and procedures:

(       )       I have detected NO material conflicts of interest that have arisen in connection with the performance of my proxy-voting obligations.

(       )       I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Each of these conflicts has been mitigated by following CCA’s policies and procedures as it pertains to conflicts of interest.

Proxy Administrator:	(PRINT NAME)

Signature:

Date:

REGISTRATION STATEMENT

of

CONESTOGA FUNDS

on

Form N-1A

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated February 6, 2002. (1)

	(2)	Trust Instrument dated February 5, 2002. (2)

	(3)	Amended and Restated Trust Instrument dated July 17, 2002. (2)

(3)	(a)	Amended Schedule A to the Amended and Restated Trust Instrument dated November 20, 2008. (3)

(3)	(b)	Amended Schedule A to the Amended and Restated Trust Instrument dated February 9, 2012. (12)

(3)	(c)	Amended Schedule A to the Amended and Restated Trust Instrument dated November 6, 2013. (14)

(3)	(d)	Amended Schedule A to the Amended and Restated Trust Instrument.(25)

(3)	(e)	Schedule A to the Amended and Restated Trust Instrument.(26)

(3)	(f)	Amended Schedule A to the Amended and Restated Trust Instrument. (30)

(b)	(1)	Bylaws dated July 17, 2002. (2)

	(2)	Amended and Restated Bylaws dated September 2, 2015.(19)

(c)		The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Amended and Restated Trust Instrument referenced in Exhibit (a)(3) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)	(1)	Investment Advisory Agreement dated January 2, 2008 between Registrant and Conestoga Capital Advisors, LLC (Conestoga Small Cap Fund). (4)

	(2)	Investment Advisory Agreement dated November 6, 2013 between Registrant and Conestoga Capital Advisors, LLC (Conestoga SMid Cap Fund). (14)

	(3)	Investment Advisory Agreement dated June 30, 2014 between Registrant and Conestoga Capital Advisors, LLC (Conestoga Small Cap Fund). (17)

	(4)	Investment Advisory Agreement between Registrant and Conestoga Capital Advisors, LLC (Conestoga Mid Cap Fund)(25)

(5)	Investment Advisory Agreement between the Registrant and Conestoga Capital Advisors, LLC (Conestoga Micro Cap Fund). (27)

(6)	Expense Limitation Letter dated January 16, 2014 – Conestoga Small Cap Fund. (15)

(7)	Expense Limitation Letter dated January 16, 2014 – Conestoga SMid Cap Fund. (15)

(8)	Expense Limitation Letter dated November 6, 2013 – Conestoga SMid Cap Fund. (14)

(9)	Expense Limitation Letter dated June 30, 2014 – Conestoga Small Cap Fund. (17)

(10)	Expense Limitation Letter dated January 22, 2015 – Conestoga SMid Cap Fund. (18)

(11)	Expense Limitation Letter dated January 6, 2016 – Conestoga Small Cap Fund. (19)

(12)	Expense Limitation Letter dated January 6, 2016 – Conestoga SMid Cap Fund. (19)

(13)	Expense Limitation Letter dated January 26, 2017 – Conestoga Small Cap Fund. (20)

(14)	Expense Limitation Letter dated January 26, 2017 – Conestoga SMid Cap Fund. (20)

(15)	Expense Limitation Letter dated January 16, 2018 – Conestoga Small Cap Fund. (21)

(16)	Expense Limitation Letter dated January 16, 2018 – Conestoga SMid Cap Fund. (21)

(17)	Expense Limitation Letter dated January 17, 2019 – Conestoga Small Cap Fund. (22)

(18)	Expense Limitation Letter dated January 17, 2019 – Conestoga SMid Cap Fund. (22)

(19)	Expense Limitation Letter dated January 6, 2020 – Conestoga Small Cap Fund. (23)

(20)	Expense Limitation Letter dated January 6, 2020 – Conestoga SMid Cap Fund. (23)

(21)	Expense Limitation Letter dated January 13, 2021 – Conestoga Small Cap Fund. (24)

(22)	Expense Limitation Letter dated January 13, 2021 – Conestoga SMid Cap Fund. (24)

(23)	Expense Limitation Letter dated May 14, 2021 – Conestoga Mid Cap Fund.(25)

(24)	Expense Limitation Letter dated December 7, 2021 – Conestoga Micro Cap Fund. (27)

(25)	Expense Limitation Letter dated January 11, 2022 – Conestoga Small Cap Fund, Conestoga SMid Cap Fund and Conestoga Mid Cap Fund. (28)

(26)	Expense Limitation Letter dated January 20, 2023 – Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Micro Cap Fund. (29)

(27)	Expense Limitation Letter dated January 23, 2024 – Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund. (30)

	(28)	Expense Limitation Letter dated January 14, 2025 – Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund. (31)

(e)	(1)	Distribution Agreement, dated February 29, 2016 among the Registrant, Conestoga Capital Advisors and Ultimus Fund Distributors, LLC. (20)

(2)	Amended Distribution Agreement, dated February 1, 2019 among the Registrant, Conestoga Capital Advisors and Ultimus Fund Distributors, LLC. (23)

	(3)	Amended Schedule A to the Distribution Agreement.(25)

	(4)	Amended Schedule A to the Distribution Agreement. (28)

	(5)	Amendment No. 1 to Distribution Agreement. (29)

(f)		None.

(g)	(1)	Custody Agreement between UMB Bank, N.A. and Conestoga Funds. (4)

	(2)	Amended Appendix B to the Custody Agreement. (12)

	(3)	Amended Appendix B to the Custody Agreement dated November 6, 2013. (14)

	(4)	Amended Appendix B to the Custody Agreement.(25)

	(5)	Amended Appendix B to the Custody Agreement. (27)

	(6)	Amended and Restated Schedule C to the Custody Agreement. (22)

(h)	(1)	Master Services Agreement dated February 29, 2016 between Registrant and Ultimus Fund Solutions, LLC. (20)

	(2)	Amended Schedule A to the Master Services Agreement.(25)

	(3)	Amended Schedule A to the Master Services Agreement. (28)

(i)	(1)	Opinions and Consents of Kramer Levin Naftalis & Frankel LLP and Morris, Nichols, Arsht & Tunnell LLP. (9)

	(2)	Opinion and Consent of Drinker Biddle & Reath LLP. (14)

	(3)	Opinion and Consent of Drinker Biddle & Reath LLP. (17)

	(4)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP.(25)

	(5)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP.(27)

	(6)	Consent of Faegre Drinker Biddle & Reath LLP. (31)

(j)	(1)	Consent of Cohen & Company, Ltd. - Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund. (31)

(k)	Not applicable.

(l)		Purchase Letter Agreements – Conestoga Capital Advisors, LLC. (2)

(m)	(1)	Form of Rule 12b-1 Distribution Plan. (2)

	(2)	Rule 12b-1 Distribution Plan for the Small Cap Fund. (17)

(3)	Amended and Restated Shareholder Servicing Plan. (14)

(4)	Schedule I to the Amended and Restated Shareholder Servicing Plan.(25)

(5)	Schedule I to the Amended and Restated Shareholder Servicing Plan. (27)

(6)	Form of Shareholder Servicing Agreement. (7)

	(7)	Amended Schedule I to the Form of Shareholder Servicing Agreement dated November 6, 2013. (14)

	(8)	Schedule I to the Form of Shareholder Servicing Agreement.(25)

	(9)	Form of Schedule I to the Form of Shareholder Servicing Agreement. (27)

	(10)	Rule 12b-1 Distribution Plan for Investors Class Shares of the SMid Cap Fund. (19)

	(11)	Shareholder Servicing Plan for Institutional Class Shares of the SMid Cap Fund. (19)

	(12)	Rule 12b-1 Distribution Plan for Investors Class Shares of the Mid Cap Fund.(25)

	(13)	Shareholder Servicing Plan for Institutional Class Shares of the Mid Cap Fund.(25)

	(14)	Rule 12b-1 Distribution Plan for Investors Class Shares of the Conestoga Micro Cap Fund. (27)

	(15)	Shareholder Servicing Plan for Institutional Class Shares of the Conestoga Micro Cap Fund. (27)

(n)	(1)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System Adopted November 6, 2013. (14)

	(2)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System adopted March 12, 2014. (16)

	(3)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, adopted March 12, 2014 as revised May 5, 2016. (20)

	(4)	Amended and Restated Plan Pursuant to Rule 18f-3.(25)

	(5)	Amended and Restated Plan Pursuant to Rule 18f-3.(27)

(p)	(1)	Code of Ethics of Registrant. (8)

	(2)	Code of Ethics of Conestoga Capital Advisors, LLC. (8)

(q)	Powers of attorney of Mark S. Clewett, Nicholas J. Kovich, M. Eugenie G. Logue, James G. Logue, Denise C. Marbach and James R. Warren(29)

(1)	Filed as an Exhibit to Registrant’s Registration Statement on Form N-1A filed electronically on June 18, 2002, accession number 0000922423-02-000688.

(2)	Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed electronically on September 30, 2002, accession number 0000922423-02-001066.

(3)	Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed electronically on January 15, 2009, accession number 0000922423-09-000062.

(4)	Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2011, accession number 0001162044-11-000055.

(5)	Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed electronically on December 29, 2006, accession number 0000922423-06-001625.

(6)	Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2009, accession number 0000922423-09-000737.

(7)	Filed as an Exhibit to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed electronically on November 29, 2004, accession number 0000922423-04-001972.

(8)	Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed electronically on November 29, 2005, accession number 0000922423-05-001921.

(9)	Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed electronically on March 24, 2009, accession number 0000922423-09-000275.

(10)	Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed electronically on January 13, 2012, accession number 0001162044-12-000037.

(11)	Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed electronically on January 30, 2012, accession number 0001162044-12-000095.

(12)	Filed as an Exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed electronically on March 27, 2012, accession number 0001162044-12-000264.

(13)	Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2013, accession number 0001162044-13-000108.

(14)	Filed as an Exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed electronically on November 7, 2013, accession number 0001162044-13-001266.

(15)	Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2014, accession number 0001162044-14-000114.

(16)	Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed electronically on April 8, 2014, accession number 0001162044-14-000394.

(17)	Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed electronically on June 27, 2014, accession number 0001162044-14-000693.

(18)	Filed as an Exhibit to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2015, accession number 0001162044-15-000113.

(19)	Filed as an Exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2016, accession number 0001162044-16-001413.

(20)	Filed as an Exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 27, 2017, accession number 0001398344-17-000965.

(21)	Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 26, 2018, accession number 0001398344-18-000977.

(22)	Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2019, accession number 0001398344-19-001139.

(23)	Filed as an Exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 28, 2020, accession number 0001398344-20-001139.

(24)	Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 27, 2021, accession number 0001398344-21-001451.

(25)	Filed as an Exhibit to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A filed electronically on May 26, 2021, accession number 0001398344-21-011970.

(26)	Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed electronically on September 24, 2021, accession number 0001398344-21-019112.

(27)	Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed electronically on December 7, 2021, accession number 0001398344-21-023511.

(28)	Filed as an Exhibit to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 27, 2022, accession number 0001398344-22-001098.

(29)	Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 27, 2023, accession number 0001398344-23-001222.

(30)	Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A filed electronically on January 26, 2024, accession number 0001398344-24-001180.

(31)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Section 3817 of Title 12 of the Delaware Code authorizes a business trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, that are set forth in the business trust’s governing instrument.

Article X, Section 10.02 of Registrant’s Amended and Restated Trust Instrument, incorporated herein as Exhibit (a)(3) hereto, provides for the indemnification of Registrant’s Trustees and officers.

In no event will Registrant indemnify any of its trustees or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”) and Release No. 11330 under the Investment Company Act of 1940, as amended, in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

The Trust’s various agreements with its service providers provide for indemnification.

Item 31.	Business and Other Connections of the Investment Adviser

Conestoga Capital Advisors, LLC

Conestoga Capital Advisors, LLC is an investment advisor registered under the Investment Advisers Act of 140 (the “Advisers Act”). The list required by this Item 31 of officers and directors of Conestoga Capital Advisors, LLC of the officers and directors of Conestoga Capital Advisors, LLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Conestoga Capital Advisors, LLC pursuant to the Advisers Act.

Item 32.	Principal Underwriter

(a) Ultimus Fund Distributors, LLC acts as the distributor for the Registrant and the following investment companies:

Hussman Investment Trust

Schwartz Investment Trust

Williamsburg Investment Trust

The Investment House Funds

Chesapeake Investment Trust

The Cutler Trust

CM Advisors Family of Funds

Papp Investment Trust

Eubel Brady & Suttman Mutual Fund Trust

Conestoga Funds

Centaur Mutual Funds Trust

Caldwell & Orkin Funds, Inc.

Ultimus Managers Trust

Oak Associates Funds

Segall Bryant & Hamill Trust

American Pension Investors Trust (d/b/a Yorktown Funds)

Bruce Fund, Inc.

Commonwealth International Series Trust

Capitol Series Trust

Unified Series Trust

Valued Advisers Trust

HC Capital Trust

New Age Alpha Funds Trust

New Age Alpha Variable Funds Trust

ONEFUND Trust

VELA Funds

Waycross Independent Trust

Volumetric Fund

MSS Series Trust

Connors Funds

Cantor Select Portfolio Trust

Cantor Fitzgerald High Income Fund

James Advantage Funds

RM Opportunity Trust

XD Fund Trust

Exchange Place Advisors Trust

Peachtree Alternative Strategies Fund

Cross Shore Discovery Fund

Lind Capital Partners Municipal Credit Income Fund

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund

Dynamic Alternatives Fund

Cantor Fitzgerald Infrastructure Fund

Flat Rock Enhanced Income Fund

Beacon Pointe Multi-Alternative Fund

Axxes Private Markets Fund

MidBridge Private Markets Fund

Flat Rock Core Opportunity Fund

Flat Rock Opportunity FundNo up

Booster Income Opportunities Launch
One Ascent Capital Opportunities Fund

(b) To the best of the Registrant’s knowledge, the directors and executive officers of Ultimus Fund Distributors, LLC are as follows:

Name*	Position with Underwriter	Positions with the Funds
Kevin Guerette	Chief Executive Officer	None
Stephen L. Preston	Chief Compliance Officer	None

*	The principal business address for each of the above directors and executive officers is Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246.

All Series:

(c) Not applicable.

Item 33.	Location of Accounts and Records

Information is provided in the Trust’s most recent report on Form N-CEN filed on December 9, 2024 (Accession No. 0001752724-24-278459).

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and Commonwealth of Pennsylvania, on the 24th day of January, 2025.

CONESTOGA FUNDS (Registrant)

By:	/s/ Robert M. Mitchell
Robert M. Mitchell, Trustee and CEO

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of January, 2025.

/s/ Robert M. Mitchell
Robert M. Mitchell	Trustee and CEO (principal executive officer)

/s/ Joseph F. Monahan
Joseph F. Monahan	Treasurer (principal financial officer and principal accounting officer)

*Mark S. Clewett
Mark S. Clewett	Trustee

*Nicholas J. Kovich
Nicholas J. Kovich	Trustee

*M. Eugenie G. Logue
M. Eugenie G. Logue	Trustee

*James G. Logue
James G. Logue	Trustee

*Denise C. Marbach
Denise C. Marbach	Trustee

*James R. Warren
James R. Warren	Trustee

*By:	/s/ Andrew E. Seaberg
Andrew E. Seaberg
Attorney-in-Fact

CONESTOGA FUNDS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

(d)(28)	Expense Limitation Letter dated January 14, 2025 – Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund.
(i)(6)	Consent of Faegre Drinker Biddle & Reath LLP.
(j)(1)	Consent of Cohen & Company, Ltd. - Conestoga Small Cap Fund, Conestoga SMid Cap Fund, Conestoga Mid Cap Fund and Conestoga Discovery Fund.